     As filed with Securities and Exchange Commission on February 27, 2004.

                                                  File Nos. 333-29511, 811-08261

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [9]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                             Amendment No. 11 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                         Margaret Gallardo-Cortez, Esq.
               Assistant Vice President, Associate General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on February 28, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEMBERS MUTUAL FUNDS

TABLE OF CONTENTS

The fund pages describe the investment objectives, strategies and risks, and fees and expenses of each portfolio (or "fund") of the MEMBERS Mutual Funds. This section explains your account options, sales charges and fees, and how to open an account and purchase, exchange and sell shares with MEMBERS Mutual Funds.

These sections give you additional information about the MEMBERS Mutual Funds.

THE FUNDS
Cash Reserves Fund ......................................................    1
Bond Fund ...............................................................    3
High Income Fund ........................................................    5
Balanced Fund ...........................................................    7
Growth and Income Fund ..................................................    9
Capital Appreciation Fund ...............................................   11
Mid-Cap Fund ............................................................   13
Multi-Cap Growth Fund ...................................................   15
International Stock Fund ................................................   17
Risk Comparison .........................................................   20
Fees and Expenses .......................................................   21
YOUR ACCOUNT
Choosing a Share Class ..................................................   23
Purchasing Shares .......................................................   24
Sales Charges and Fees ..................................................   26
Selling Shares ..........................................................   30
General Policies ........................................................   32
Additional Investor Services ............................................   33
Distributions and Taxes .................................................   34

PORTFOLIO MANAGEMENT ....................................................   34

FINANCIAL HIGHLIGHTS ....................................................   35

APPENDIX
Investment Adviser Past Performance .....................................   45

Additional information about each fund's investments is available in the MEMBERS Mutual Funds' (the "Trust") annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. Additional information about the funds is available in the Statement of Additional Information (SAI). You may get a copy of any of these reports at no cost by calling 1-800-877-6089 or visit our website at www.membersfunds.com.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

PROSPECTUS FEBRUARY 28, 2004

CASH RESERVES FUND

INVESTOR PROFILE

Who should consider
investing in this fund?

You may want to invest more of your assets in this fund if you:

- require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

- need to "park" your money temporarily

- consider yourself a saver rather than an investor or

- are investing emergency reserves You may want to invest fewer of your assets in this fund if you:

- want federal deposit insurance

- are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future or

- are investing for growth or maximum current income

INVESTMENT OBJECTIVE

What is this fund's goal?

The CASH RESERVES FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. However, the fund's investments are high quality and short-term, so there is only a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the CASH RESERVES FUND is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the CASH RESERVES FUND attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporations, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

- Lend securities to financial institutions, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

- Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

- To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

CASH RESERVES FUND PERFORMANCE

HOW HAS THE CASH RESERVES FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Class A shares of the Cash Reserves Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 4.98, 1999 4.67, 2000 5.94, 2001 3.79, 2002 1.43, 2003 0.66.

Best Calendar Quarter: 3Q 2000 1.54%
Worst Calendar Quarter: 4Q 2003 0.13%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE CASH RESERVES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE CASH RESERVES FUND COMPARE TO THE MONEY MARKET?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                 Since Inception
                                      1 Year        5 Year         12/29/1997
                                      ------        ------       ---------------
Class A Shares                       -5.13%         2.06%             2.55%

Class B Shares                       -4.48%         2.17%             2.80%

90-day U.S. Treasury Bill             1.07%         3.50%             3.75%
(reflects no deduction for sales
charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B Shares).


BOND FUND
INVESTOR PROFILE

Who should consider
investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking a regular stream of income

- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

- want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program or

- are retired or nearing retirement You may want to invest fewer of your assets in this fund if you:

- are investing for maximum return over a long time horizon or

- require absolute stability of your principal

INVESTMENT OBJECTIVE

What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgagebacked security by increasing/decreasing mortgage prepayments, typically reducing the fund's return.

To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES, the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and


- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

The fund also intends to invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

BOND FUND PERFORMANCE

HOW HAS THE BOND FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Bond Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 6.82, 1999 0.78, 2000 7.79, 2001 7.64, 2002 8.31, 2003 2.86.

Best Calendar Quarter: 3Q 2001 4.65%
Worst Calendar Quarter: 4Q 2001 -0.50%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

1 MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower in 1998.

HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE BOND MARKET?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government/Credit Bond Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2003)

                                                                      Since Inception
Class A Shares                                        1 Year  5 Year    12/29/1997
                                                      ------  ------    ----------
        Return Before Taxes                           -2.01%   4.41%      4.80%
        Return After Taxes on Distributions           -3.34%   2.35%      2.69%
        Return After Taxes on Distributions and Sale
         of Fund Shares                               -1.32%   2.46%      2.75%

Class B Shares
        Return Before Taxes                           -2.36%   4.31%      4.86%
Lehman Brothers Intermediate Government/
        Credit Bond Index                              4.31%   6.65%      6.97%
        (reflects no deduction for sales
          charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

HIGH INCOME FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets.

The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. The risks of investing in foreign securities are heightened by investing in emerging markets countries.

The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/ EXTENSION risks described in the Bond Fund Principal Risks.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking a regular stream of income

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

- want to diversify your investments or

- are seeking a mutual fund for the income portion of an asset allocation program You may want to invest fewer of your assets in this fund if you:

- desire relative stability of your principal or

- are investing for maximum return over a long time horizon

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital

Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

HIGH INCOME FUND

HOW HAS THE HIGH INCOME FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the High Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 - 0.15, 1999 5.96, 2000 - 5.90, 2001 2.84, 2002 2.20, 2003 19.59.

Best Calendar Quarter: 2Q 2003 6.40%
Worst Calendar Quarter: 3Q 1998 -6.77%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE HIGH YIELD
MARKET?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Bond Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                                   Since Inception
                                                      1 Year          5 Year         12/29/1997
                                                      ------          ------         ----------
Class A Shares
        Return Before Taxes                           13.86%           3.67%             3.12%
        Return After Taxes on Distributions           10.87%           0.17%            -0.29%
        Return After Taxes on Distributions and Sale
         of Fund Shares                               8.86%            0.89%             0.48%
Class B Shares
         Return Before Taxes                          14.14%           3.65%             3.21%

Lehman Brothers High Yield Bond Index                 28.97%           5.23%             4.69%
         (reflects no deduction for sales charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

BALANCED FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The BALANCED FUND seeks a high total return through the combination of income and capital appreciation.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

The risks of this fund include the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks and bonds, the fund is subject to MARKET and INTEREST RATE RISKS, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to

- NON-INVESTMENT GRADE SECURITIES

- FOREIGN SECURITIES

- MORTGAGE-BACKED SECURITIES

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained on the other fund pages, specifically the International Stock Fund page and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are looking for a more conservative option to a growth-oriented fund

- want a well-diversified and relatively stable investment allocation

- need a core investment

- seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income) or

- are retired or nearing retirement

- You may want to invest fewer of your assets in this fund if you:

- are investing for maximum return over a long time horizon

- want your return to be primarily either ordinary income or capital gains, but not both or

- require a high degree of stability of your principal

PORTFOLIO MANAGEMENT

Who makes the investment decisions
for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

BALANCED FUND

HOW HAS THE BALANCED FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Balanced Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 14.49, 1999 13.28, 2000 3.51, 2001 - 3.22, 2002 - 11.37, 2003 16.48.

Best Calendar Quarter: 4Q 1998 10.56%
Worst Calendar Quarter: 3Q 2002 -8.55%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE BALANCED FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BALANCED FUND COMPARE TO THE BALANCED MARKET?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                                Since Inception
                                                      1 Year          5 Year       12/29/1997
                                                      ------          ------       ----------
Class A Shares
        Return Before Taxes                            9.80%            2.00%        4.19%
        Return After Taxes on Distributions            8.92%            0.96%        3.14%
        Return After Taxes on Distributions and Sale
         of Fund Shares                                6.32%            1.06%        2.93%

Class B Shares
        Return Before Taxes                           11.20%            2.08%        4.45%
Lehman Brothers Intermediate Government/
         Credit Bond Index                             4.31%            6.65%        6.97%
S&P 500 Index1                                        28.69%           -0.57%        4.08%
90-day U.S. Treasury Bill(1)                           1.07%            3.50%        3.75%
         (reflects no deduction for sales
           charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

(1) Reflects no deduction for sales charges, fees, expenses, or taxes.

GROWTH AND INCOME FUND PERFORMANCE

INVESTMENT OBJECTIVE

What is this fund's goal?

The GROWTH AND INCOME FUND seeks long-term capital growth, with income as a secondary consideration.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to MARKET and, to a lesser extent, INTEREST RATE RISKS, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.

Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" orientated stocks which may help limit the risk of negative portfolio returns. However these "value" stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the fund is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to FOREIGN SECURITIES. The principal risks of FOREIGN SECURITIES are described on the International Stock Fund page and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.

The fund will typically invest in securities representing every sector of the S&P 500 Index in about +/-50% of the same weightings as such sector has in the S&P 500 Index. For example, if technology companies represent 10% of the S&P 500 Index, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are looking for a stock fund that has both growth and income components

- are looking for a more conservative option to a growth-oriented fund

- need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income or

- are retired or nearing retirement You may want to invest fewer of your assets in this fund if you:

- are investing for maximum return over a long time horizon

- desire your return to be primarily either ordinary income or capital gains, but not both or

- require a high degree of stability of your principal

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors portfolio managers.

GROWTH AND INCOME FUND

HOW HAS THE GROWTH AND INCOME FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Class A shares of the Growth and Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 16.74, 1999 16.64, 2000 0.50, 2001 - 11.09, 2002 - 21.77, 2003 25.73.

Best Calendar Quarter: 2Q 2003 17.07%
Worst Calendar Quarter: 3Q 2002 -20.07%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE GROWTH AND INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE GROWTH AND INCOME FUND COMPARE TO THE GROWTH AND INCOME MARKET?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                                         Since Inception
                                                           1 Year            5 Year         12/29/1997
                                                           ------            ------         ----------
Class A Shares
        Return Before Taxes                                18.53%           -0.68%            2.39%
        Return After Taxes on Distributions                18.09%           -0.96%            2.09%
        Return After Taxes on Distributions and Sale
         of Fund Shares                                    12.04%           -0.74%            1.86%

Class B Shares
        Return Before Taxes                               20.27%            -0.66%            2.63%

S&P 500 Index                                              28.69%           -0.57%            4.08%
          (reflects no deduction for sales charges,
            fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

CAPITAL APPRECIATION FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The CAPITAL APPRECIATION FUND seeks long-term capital appreciation.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements.

Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.


The fund's investments in smaller and midsize companies entail greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities are described on the International Stock Fund page and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "core" or "blend" approach. Relative to the Growth and Income Fund, the Capital Appreciation Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries may often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher longterm returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P SuperComposite 1500 Index in about +/-100% of the same weightings as such sector has in the S&P SuperComposite 1500 Index. For example, if technology companies represent 10% of the S&P SuperComposite 1500 Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value or other stocks appear more attractively priced relative to their prospects.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

- want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program or

- are investing for retirement or other goals that are many years in the future You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind o are seeking income rather than capital gains or

- are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

CAPITAL APPRECIATION FUND

HOW HAS THE CAPITAL APPRECIATION FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Capital Appreciation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 20.19, 1999 23.62, 2000 3.75, 2001 - 9.05, 2002 - 31.44, 2003 29.01.

Best Calendar Quarter: 4Q 1998 20.31%
Worst Calendar Quarter: 2Q 2002 -20.45%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE CAPITAL APPRECIATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE CAPITAL APPRECIATION FUND COMPARE TO THE CAPITAL APPRECIATION MARKET?

The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P SuperComposite 1500 Index which is a measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                       Since Inception
                                                      1 Year   5 Year    12/29/1997
                                                      ------   ------    ----------

Class A Shares
        Return Before Taxes                           21.56%  -0.56%       3.07%
        Return After Taxes on Distributions           21.56%  -0.58%       3.03%
        Return After Taxes on Distributions and Sale
         of Fund Shares                               14.01%  -0.48%       2.62%

Class B Shares
        Return Before Taxes                           23.62%  -0.50%       3.35%

S&P SuperComposite 1500 Index                         29.59%   0.39%       4.63%
          (reflects no deduction for sales charges,
           fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

MID-CAP FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The MID-CAP FUND

seeks long-term capital appreciation.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund. Securities issued by smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies, because growth prospects for these companies may be less certain and the market for such securities may be smaller. In addition, securities of smaller capitalization companies, in particular, may be less liquid than those issued by larger, more established companies, and are often thinly traded. Holders of securities issued by smaller capitalization companies may have to sell such securities at a discount from current market prices or in small lots over an extended period of time.

In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not inaccurate. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of purchasing or selling more widely traded securities. Securities of smaller capitalization companies are often difficult to value. In addition, a "value" approach to investing includes the risks that: (1) the securities markets will not recognize the perceived value of a security for an unexpectedly long period of time; and (2) a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities are described on the International Stock Fund page and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $12 billion, but more than $2 billion, at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has either grown beyond $12 billion, or fallen below $2 billion, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income and

Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.


The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments. The fund typically invests in securities representing every sector of the S&P MidCap 400 Index in about +/-100% of the same weightings as such sector has in the S&P MidCap 400 Index. For example, if technology companies represent 10% of the S&P MidCap 400 Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies. The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities.


INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

- want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

- are seeking exposure to smaller companies as part of an asset allocation program or

- are investing for retirement or other goals that are many years in the future You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are seeking income rather than capital gain or

- are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, LLP is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets within the smaller-cap portion of the fund.

MID-CAP FUND PERFORMANCE

HOW HAS THE MID-CAP FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Mid-Cap Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 2002 - 17.28, 2003
30.50.

Best Calendar Quarter: 2Q 2003 16.80%
Worst Calendar Quarter: 3Q 2002 -20.67%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MID-CAP FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID-CAP FUND COMPARE TO THE RELEVANT BENCHMARK?

The following table compares the performance of each class of shares of the Mid-Cap Fund with the performance of the S&P MidCap 400 Index which is a measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                   Since Inception
                                                      1 Year          02/28/2001
                                                      ------          ----------
Class A Shares
        Return Before Taxes                           22.95%             3.47%
Taxes on Distributions                                22.95%             3.46%
        Return After Taxes on Distributions and Sale
        of Fund Shares                                14.92%             2.95%

Class B Shares
        Return Before Taxes                           25.02%             3.74%

S&P MidCap 400 Index                                  35.62%             6.50%
          (reflects no deduction for sales charges,
            fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

MULTI-CAP GROWTH FUND

The MULTI-CAP GROWTH FUND (formerly, the Emerging Growth Fund) seeks long-term capital appreciation.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, including those of medium and smaller capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Additional risks of investing in smaller capitalization companies are described on the Mid-Cap Fund page.

Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations in certain foreign countries.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadviser, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% to 90% of the fund will be invested in large capitalization companies (generally over $12 billion of market capitalization). The subadviser may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $12 billion of market capitalization) and up to 20% in smaller capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

Although the fund invests primarily in large companies, the fund seeks growth companies of any size if they have products, proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Stocks are generally sold when the upside return potential appears to be equal to the downside risk potential.

The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including emerging market securities.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

- want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program or

- are investing for retirement or other goals that are many years in the future You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are seeking an investment based on income rather than capital gain or

- are uncomfortable with an investment whose value may vary substantially

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, LLP, is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

MULTI-CAP GROWTH FUND PERFORMANCE

HOW HAS THE MULTI-CAP GROWTH FUND PERFORMED?

The following bar chart provides an illustration of the performance of the Class A shares of the Multi-Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 2001 - 31.96, 2002 - 27.56, 2003 34.01.

Best Calendar Quarter: 4Q 2001 21.88%
Worst Calendar Quarter: 3Q 2001 -28.28%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE MULTI-CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

(1) For periods shown prior to May 1, 2002, the above results reflect the performance of the previous subadviser, which was replaced by Wellington Management Company, LLP, effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management Company, LLP.

HOW DOES THE PERFORMANCE OF THE MULTI-CAP GROWTH FUND COMPARE TO THE RELEVANT BENCHMARK?

The following table compares the performance of each class of shares of the Multi-Cap Growth Fund with the performance of the Russell 3000 Growth Index which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                   Since Inception
                                                      1 Year          02/29/2000
                                                      ------          ----------
Class A Shares
        Return Before Taxes                           26.36%           -19.34%
Taxes on Distributions                                26.36%           -19.34%
        Return After Taxes on Distributions and Sale
         of Fund Shares                               17.13%           -15.56%

Class B Shares
        Return Before Taxes                           28.44%           -19.33%

Russell 3000 Growth Index                             30.97%           -13.28%
 (reflects no deduction for sales charges, fees,
    expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

PRINCIPAL RISKS


What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.
Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

- Fluctuations in currency exchange rates.

- Higher trading and custody charges compared to securities of U.S. companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

- Less stringent securities regulations than those of the U.S.

- Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.


Approximately two-thirds (67%) of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Currently, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking to diversify your domestic investments

- are seeking exposure to markets that can be less accessible to individual investors in the U.S.

- are willing to accept high risk to achieve higher long-term growth

- are seeking funds for the growth portion of an asset allocation program or

- are investing for goals that are many years in the future You may want to invest fewer of your assets in this fund if you:

- are investing with a shorter investment time horizon in mind

- are uncomfortable with an investment whose value may vary substantially

- are seeking income
rather than capital gains or

- want to limit your exposure to foreign markets or currencies or income from foreign sources

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Lazard Asset Management LLC is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

INTERNATIONAL STOCK FUND

HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Class A shares of the International Stock Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart does not reflect the deduction of sales charges imposed on the Class A shares and also assumes the reinvestment of any dividends and distributions. If sales charges were deducted from the annual total returns shown below, the return would have been lower.

GRAPHIC: Bar chart showing the following total returns: 1998 6.79, 1999 19.77, 2000 - 16.92, 2001 - 17.59, 2002 - 7.90, 2003 37.03.

Best Calendar Quarter: 2Q 2003 19.39%
Worst Calendar Quarter: 3Q 2002 -17.55%

PLEASE REMEMBER THAT PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF THE RESULTS THE INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2003)

                                                                                         Since Inception
                                                          1 Year            5 Year         12/29/1997
                                                           ------           ------         ----------
Class A Shares
        Return Before Taxes                                29.20%           -0.49%            1.13%
        Return After Taxes on Distributions                28.75%            1.16%            0.20%
        Return After Taxes on Distributions and Sale
         of Fund Shares                                    18.98%           -0.75%            0.45%

Class B Shares
        Return Before Taxes                                31.32%           -0.44%            1.36%

MSCI EAFE Index                                            39.17%            0.26%            3.50%

         (reflects no deduction for sales charges, fees, expenses, or taxes)

Class A and B share returns shown reflect payment of sales charges either upon purchase (A shares) or at the end of the period (B shares).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares will vary.

RISK COMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Potential for long-term Return" means the expected average annual total return over a relatively long time period, such as 20 years.

THIS CURVE IS NOT INTENDED TO INDICATE FUTURE VOLATILITY OR PERFORMANCE. It is merely intended to demonstrate the relationship between the ongoing short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.


Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions. This may prevent a fund from achieving its investment objective.


Each fund's investment objective may be changed without shareholder approval.

HIGH
HIGH LOW
Money Market Securities
High Quality, Intermediate Duration Bonds
Typical Balanced Portfolios
High Yield Bonds
Conservative U.S. Stocks
Moderate U.S. Stocks
Aggressive U.S. Stocks
Large Company International Stocks
Emerging Market Stocks
MEMBERS Cash
Reserves Fund
MEMBERS Bond Fund
MEMBERS Balanced Fund
MEMBERS High Income Fund
MEMBERS Growth & Income Fund
MEMBERS Capital Appreciation Fund
MEMBERS Mid-Cap Fund
MEMBERS Multi-Cap Growth Fund
MEMBERS International Stock Fund
POTENTIAL FOR LONG-TERM RETURN
SHORT-TERM RISK (VARIABILITY OF RETURNS)
RISK VS. POTENTIAL LONG-TERM RETURN

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the funds. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment)

                                                                               Growth  Capital         Multi-
                                      CLASS    Cash             High    Bal-    and     Appre-  Mid-    Cap    Int'l
                                             Reserves   Bond   Income  anced   Income  ciation  Cap    Growth  Stock

MAXIMUM SALES CHARGE ON PURCHASES       A      5.75%    4.75%   4.75%   5.75%   5.75%   5.75%   5.75%   5.75%  5.75%
(as a percentage of offering price)     B<----------------------------- None ------------------------------->
MAXIMUM DEFERRED SALES CHARGE           A<----------------------------- None ------------------------------->
                                        B<----------------------------- 4.5%2 ------------------------------>
REDEMPTION/EXCHANGE FEE(3)              A      None      2.0%    2.0%    2.0%    2.0%    2.0%    2.0%    2.0%   2.0%
(as a percentage of amount redeemed)    B<----------------------------- None ------------------------------->

(1) Class A share purchases of $1,000,000 or more may be subject to a contingent deferred sales charge (CDSC) of up to 1% (see "Class B sales charges," page 28).

(2) The CDSC is reduced after 12 months and eliminated after six years following the purchase (five years for purchases prior to February 28, 2003) (see "Class B sales charges," page 28).

(3) Effective April 1, 2004, a 2% redemption fee may be charged if you redeem shares, other than shares acquired through reinvestment of dividends and distributions, of (1) the Bond, Balanced, Growth and Income, Capital Appreciation and Multi-Cap Growth Funds within five days of purchase, and (2) the High Income, Mid-Cap and International Stock Funds within 30 days of purchase (see "Redemption Fees," page 29).

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the fund price)

                                     CLASS A

                                                                         TOTAL       EXPENSE         NET
FUND                       MANAGEMENT(1)   12B-1(2)  SERVICE(3) OTHER  EXPENSES  REIMBURSEMENT(4)  EXPENSES
CASH RESERVES(5)                0.40%       None       None     0.47%    0.87%        0.32%          0.55%
BOND                            0.50%       None       0.25%    0.35%    1.10%        0.20%          0.90%
HIGH INCOME                     0.55%       None       0.25%    0.58%    1.38%        0.38%          1.00%
BALANCED                        0.65%       None       0.25%    0.42%    1.32%        0.22%          1.10%
GROWTH & INCOME                 0.55%       None       0.25%    0.55%    1.35%        0.35%          1.00%
CAPITAL APPRECIATION            0.75%       None       0.25%    0.64%    1.64%        0.44%          1.20%
MID-CAP                         0.95%       None       0.25%    0.72%    1.92%        0.52%          1.40%
MULTI-CAP GROWTH                0.75%       None       0.25%    1.40%    2.40%        1.20%          1.20%
INTERNATIONAL STOCK             1.05%       None       0.25%    0.81%    2.11%        0.51%          1.60%

                                     CLASS B

                                                                         TOTAL       EXPENSE         NET
FUND                        MANAGEMENT(1)  12B-1(2)  SERVICE(3) OTHER  EXPENSES  REIMBURSEMENT(4)  EXPENSES
CASH RESERVES(5)                0.40%       0.75%      None     0.47%    1.62%        0.32%         1.30%
BOND                            0.50%       0.75%      0.25%    0.35%    1.85%        0.20%         1.65%
HIGH INCOME                     0.55%       0.75%      0.25%    0.58%    2.13%        0.38%         1.75%
BALANCED                        0.65%       0.75%      0.25%    0.42%    2.07%        0.22%         1.85%
GROWTH & INCOME                 0.55%       0.75%      0.25%    0.55%    2.10%        0.35%         1.75%
CAPITAL APPRECIATION            0.75%       0.75%      0.25%    0.64%    2.39%        0.44%         1.95%
MID-CAP                         0.95%       0.75%      0.25%    0.72%    2.67%        0.52%         2.15%
MULTI-CAP GROWTH                0.75%       0.75%      0.25%    1.40%    3.15%        1.20%         1.95%
INTERNATIONAL STOCK             1.05%       0.75%      0.25%    0.81%    2.86%        0.51%         2.35%

(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations.

(2) Distribution or "12b-1" fees (Class B only) are the fees each fund pays its distributor, CUNA Brokerage Services, Inc. (CUNA Brokerage), to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

(3) The service fee is paid to the fund's distributor for account service and maintenance.

(4) The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by contractually agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent three years, to the extent that the fund can make the repayment while remaining within its expense cap.

(5) The funds' distributor may voluntarily agree to waive distribution and/or service fees with respect to the fund in order to support yields. The distributor may discontinue any voluntary waiver at any time.

EXAMPLES

Examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' operating expenses remain the same.

Although your actual costs may be higher or lower, assuming total operating expenses (after expense reimbursement) and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:

                                         CLASS A                                             CLASS B
                           YEAR 1   YEAR 3  YEAR 5   YEAR 10                    YEAR 1  YEAR 3   YEAR 5   YEAR 10
Cash Reserves              $628     $741    $ 865     $1225                      $582    $762     $913     $1363
Bond                        562        748    950      1530                       618     870    1097       1757
High Income                 572        778   1001      1641                       628     901    1149       1867
Balanced                    681        905   1146      1838                       638     932    1201       1976
Growth and Income           671        875   1096      1729                       628     901    1149       1867
Capital Appreciation        690        934   1197      1946                       648     962    1252       2084
Mid-Cap                     709        993   1297      2158                       668    1023    1354       2296
Multi-Cap Growth            690        934   1197      1946                       648     962    1252       2084
International Stock         728       1051   1396      2366                       688    1083    1455       2503

Assuming net operating expenses (after expense reimbursement) and that you did not redeem your entire investment at the end of each period:

                                    CLASS A                                             CLASS B
                           YEAR 1   YEAR 3  YEAR 5   YEAR 10                    YEAR 1  YEAR 3   YEAR 5   YEAR 10
Cash Reserves               $628    $ 741   $ 865     $1225                      $132    $412     $713     $1363
Bond                         562      748     950      1530                       168     520      897      1757
High Income                  572      778    1001      1641                       178     551      949      1867
Balanced                     681      905    1146      1838                       188      582   1001       1976
Growth and Income            671      875    1096      1729                       178      551     949      1867
Capital Appreciation         690      934    1197      1946                       198     612    1052       2084
Mid-Cap                      709      993    1297      2158                       218      673   1154       2296
Multi-Cap Growth             690      934    1197      1946                       198      612   1052       2084
International Stock          728     1051    1396      2366                       238     733    1255       2503

These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

YOUR ACCOUNT

The following pages describe the differences between the MEMBERS Mutual Funds share classes offered through this prospectus, and explain how you can invest with MEMBERS Mutual Funds. NOTE: MOST OF THE INFORMATION ON HOW TO OPEN AN ACCOUNT, OR PURCHASE, EXCHANGE OR SELL SHARES WILL NOT BE RELEVANT TO YOU IF YOU HAVE A BROKERAGE ACCOUNT. If you have such an account, simply contact your financial representative and they will be able to assist you with all your transaction needs. Regardless of the type of account, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

CHOOSING A SHARE CLASS

MEMBERS Mutual Funds offers two classes of shares through this prospectus, Class A and Class B. Other share classes may be made available in the future through other distribution channels. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, which allows you to choose the one that best meets your needs. For a description of the expenses imposed on each class, please see the expense tables earlier in this prospectus.

When deciding which share class is best for you, carefully consider:

- how long you plan to own the fund shares;

- how much you intent to invest;

- the total expenses you'll pay for each class; and

- whether you qualify for any reduction or waiver of sales charges.

CLASS A shares typically charge a front-end sales charge or "load" that is deducted from your initial investment. Often Class A shares offer you discounts (the discount increases as the size of your investment increases), called "breakpoints," on the front-end sales charge if you:

- make a large purchase;

- already hold other mutual funds offered by the same fund family; or

- have family members (or others with whom you may link according to fund rules) who hold funds in the same fund family.

CLASS B shares do not impose a front-end sales charge that is deducted from your initial investment, but they do impose a 12b-1 fee that will result in higher annual operating expenses than you would incur if you purchased Class A shares. Over time, these fees will increase the cost of investing and may make the Class B charges more than the Class A. FOR THIS REASON AND OTHERS, MEMBERS MUTUAL FUNDS DOES NOT NORMALLY ACCEPT PURCHASE ORDERS OF $100,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR.

Class B shares also normally impose a contingent deferred sales charge (CDSC), which you pay if you sell your shares within a certain number of years. The CDSC normally gets smaller each year and eventually is eliminated after several years. Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on your investment, especially when coupled with the higher annual expenses charged when you hold Class B shares. Class B shares "convert" into Class A shares after a certain number years. When they convert, they will begin to charge the same annual fund operating expenses as Class A shares.

EACH INDIVIDUAL'S INVESTMENT NEEDS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL REPRESENTATIVE TO REVIEW YOUR INVESTMENT OBJECTIVES, WHICH WILL HELP YOU DECIDE WHICH SHARE CLASS IS RIGHT FOR YOU.

HOW TO CONTACT US

You can reach a MEMBERS Mutual Funds shareholder services representative by calling 1-800-877-6089 weekdays, 8:00 A.M. to 7:00 P.M. Central Time.

Mail all general inquiries, new account applications, and transaction requests as follows:

REGULAR MAIL: EXPRESS, CERTIFIED OR REGISTERED MAIL:

MEMBERS Mutual Funds                                 MEMBERS Mutual Funds
P. O. Box 8390                                       c/o BFDS
Boston, MA 02266-8390                                66 Brooks Drive
                                                     Braintree, MA 02184

OPENING AN ACCOUNT

1. Carefully read this prospectus.

2. Determine how much you want to invest. The minimum investment amounts are as follows:

Type of Account                        To Open an Account    To Add to an Account
Non-retirement account                       $1,000                  $150
                                        ($500 per fund)          ($50 per fund)
Retirement account                           $  500                  $150
                                        ($500 per fund)          ($50 per fund)
Systematic investment programs(1)
         Twice Monthly or Biweekly(2)        $   25                  $ 25
         Monthly                             $   50                  $ 50

         Bimonthly (every other month)       $  100                  $100
         Quarterly                           $  150                  $150

(1) Regardless of frequency, the minimum investment allowed is $50 per fund per month, with a total annual deposit of at least $600.

(2) Only one fund can be opened under either of these options and all purchases will be directed to that fund.

3. Carefully complete the appropriate parts of the account application, including the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or MEMBERS Mutual Funds.

WHEN OPENING A NEW ACCOUNT, THE FUND IS REQUIRED BY LAW TO OBTAIN CERTAIN PERSONAL INFORMATION FROM YOU TO VERIFY YOUR IDENTITY, INCLUDING NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. IF YOU DO NOT PROVIDE THE INFORMATION, THE FUND'S TRANSFER AGENT, ON BEHALF OF THE FUND, MAY NOT BE ABLE TO OPEN YOUR ACCOUNT. IF THE TRANSFER AGENT IS UNABLE TO VERIFY YOUR IDENTITY, THE FUND RESERVES THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER ACTION DEEMED REASONABLE OR REQUIRED BY LAW.

PURCHASING SHARES
The following explains how to purchase shares by check, wire, phone, exchange, or Internet.

OPENING AN ACCOUNT                                             ADDING TO AN ACCOUNT
                                              BY CHECK
Make out a check for the investment amount,             Make out a check for the investment
payable to MEMBERS Mutual Funds.                        amount, payable to MEMBERS Mutual Funds.

Deliver the check and your completed                    Complete the detachable investment slip from
application to your financial representative            an account statement. If no slip is available,
or mail to MEMBERS Mutual Funds.                        send a letter specifying the fund name, share
                                                        class, your account number and the name(s) in
                                                        which the account is registered.  Mail to
                                                        MEMBERS Mutual Funds.

                                              BY WIRE

Deliver your completed application to your              Call MEMBERS Mutual Funds at 1-800-877-6089.
financial representative or mail to MEMBERS             Provide the fund name, share class, your
Mutual Funds.                                           account number, the name in which the account
                                                        is registered, and the amount of your investment
                                                        to be sent by wire.

Obtain your account number by calling your              Instruct your credit union or financial institution to
financial representative or MEMBERS Mutual              wire the amount of your investment to State Street
Funds at 1-800-877-6089.                                Bank & Trust Company as indicated above.
                                                        ABA# : 0110-0002-8
                                                        FOR: MEMBERS Mutual Funds
                                                        DDA#: 9905-510-5 FBO: (Shareholder name/account number)

Instruct your credit union or financial
institution to wire the amount of your
investment to State Street Bank & Trust
Company:

OPENING AN ACCOUNT                                      ADDING TO AN ACCOUNT
                                              BY PHONE

Not currently available.                                Call MEMBERS Mutual Funds at 1-800-877-6089
                                                        to verify that these features are in place
                                                        on your account. You are automatically eligible to


                                                        purchase shares by phone, upon set-up of ACH
                                                        electronic funds transfer, unless you indicate
                                                        otherwise in the account options section of your
                                                        application.

                                                        To place your purchase order, call MEMBERS Mutual Funds
                                                        between 8:00 A.M. and 7:00 P.M. Central Time or use our
                                                        automated touchtone Services 24-hours a day.

                                   BY EXCHANGE
          (Available for accounts of any type and sales of any amount.)

Make sure that you have a current prospectus            Make sure that you have a current prospectus for
for the MEMBERS Mutual Funds, which can be              the MEMBERS Mutual Funds, which can be
obtained by calling your financial                      obtained by calling your financial representative
representative or MEMBERS Mutual Funds at               Or MEMBERS Mutual Funds at 1-800-877-6089.
1-800-877-6089.

Call your financial representative, MEMBERS             Call your financial representative, MEMBERS
Mutual Funds at 1-800-877-6089, or use the              Mutual Funds at 1-800-877-6089, or use the
Internet at www.membersfunds.com                        Internet at www.membersfunds.com to
to request an exchange.

You can only open up a new fund position in an          request an exchange.
existing account by exchange.

                               BY INTERNET (Access
                    24-hours a day at www.membersfunds.com.)

Not currently available.                                Call MEMBERS Mutual Funds at 1-800-877-6089 to verify
                                                        that these features are in place on your account. You
                                                        are automatically eligible to purchase shares by
                                                        Internet, upon set-up of ACH electronic funds
                                                        transfer, unless you indicate otherwise in the account
                                                        options section of your application. Or check your
                                                        profile on the Internet. The feature button will be
                                                        activated if you are eligible to purchase shares.

        PURCHASE ORDERS ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME (4:00 P.M. EASTERN) WILL BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

PURCHASING BY EXCHANGE

Within an account, you may exchange shares of one fund for shares of the same class of another fund, without paying any additional sales charge; however, in certain circumstances you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy (see "Redemption Fees," page 29). With the exception of the Cash Reserves Fund, only five (5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange or automatic account rebalancing program (see page 33), those exchanges are not included in the exchange limit or redemption fee policies. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange. The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through a financial intermediary. MEMBERS Mutual Funds will work with financial intermediaries, such as broker/dealers, investment advisors and record keepers to apply the funds' exchange limit guidelines, but in some instances, the fund is limited in its ability to monitor the trade activity or enforce the funds' exchange limit guidelines in such accounts. In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor guidelines.

SALES CHARGES AND FEES

The following discussion explains how sales charges on your purchases of a fund are calculated. Before investing in mutual funds, it is important that you understand the sales charges that you will be charged.

CLASS A SHARES

Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and or eliminated for larger purchases as indicated below.

                                            CASH RESERVES FUND
                                            BALANCED FUND
                                            GROWTH AND INCOME FUND
                                            CAPITAL APPRECIATION FUND
                                            MID-CAP FUND
                                            MULTI-CAP GROWTH FUND                               BOND FUND
INVESTMENT AMOUNT                           INTERNATIONAL STOCK FUND                            HIGH INCOME FUND

                                    SALES CHARGE AS A % OF:   DEALER COMMISSION    SALES CHARGE AS A % OF:      DEALER COMMISSION
                                    OFFERING  NET AMOUNT      AS A % OF            OFFERING NET AMOUNT          AS A % OF
                                    PRICE      INVESTED       OFFERING PRICE(1)    PRICE         INVESTED       OFFERING PRICE(1)
Under $50,000                         5.75%      6.1%              5.0%              4.75%        5.0%              4.0%
$50,000 to $99,999                    4.75%      5.0%              4.0%              4.25%        4.4%              3.5%
$100,000 to $249,999                  3.65%      3.8%              3.0%              3.65%        3.8%              3.0%
$250,000 to $499,999                  2.65%      2.7%              2.0%              2.65%        2.7%              2.0%
$500,000 to $999,999                  2.20%      2.3%              1.7%              2.20%        2.3%              1.7%
$1,000,000 and over                  None(2)     None              0.8%(3)           None(2)      None              0.8%(3)

         (1) The portion of the sales charge the distributor, CUNA Brokerage, pays to broker/dealers for selling the funds' shares. The broker/dealer passes along a portion of this compensation to your financial representative. From time-to-time, the distributor, at its discretion, may pass along to the broker/dealers the entire sales charge paid as a percentage of offering price as part of a sales program, although it has not done so as of the date of this prospectus.

         (2) A contingent deferred sales charge (CDSC) may be assessed on certain purchases of Class A shares of over $1,000,000 at a rate of 1.0% in the first year and 0.5% in the second year following the purchase.

         (3) The distributor may pay a commission up to 0.8% on certain purchases of Class A shares over $1,000,000 on which no initial sales charge was paid, with a maximum commission of 0.5% on purchases over $3,000,000.

Generally, as the amount of purchase increases, the percentage used to determine the sales load decreases. In addition to a single mutual fund purchase, you may be entitled to receive a discount or qualify to purchase Class A shares without a sales charge based on rights of accumulation or by using a letter of intent as described below.

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.

FOR BOTH THE CLASS A SHARE SALES CHARGE REDUCTION AND WAIVER PRIVILEGES, THE TERM "IMMEDIATE FAMILY" IS DEFINED AS YOU, YOUR SPOUSE AND YOUR CHILDREN UNDER THE AGE OF 21.

CLASS A SALES CHARGE REDUCTIONS

There are several ways investors (including certain qualified pension plans) may combine multiple purchases to reduce Class A sales charges:

RIGHTS OF COMBINATION. Purchases may be combined to reduce Class A sales charges if made by:

- you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;

- a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and

- groups which qualify for the Group Investment Program, as described in the SAI.

RIGHTS OF ACCUMULATION. You may add the historical cost of your existing purchases in any fund and class of shares of the MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares of a fund to qualify for reduced sales charges.

LETTER OF INTENT. You may purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (LOI). Such an investment (including combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. For the purposes of calculating if the total investment amount specified in the LOI has been met, historical cost of the original shares purchased will be used, and reinvested dividends and capital gains are not included. A small portion of the initial purchase (approximately 5% of the aggregate) will be held in escrow to cover the difference in Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the sales charge reduction you received. The escrowed shares will be released upon completion of the LOI or at the end of the 13-month period, whichever comes first.

CLASS A SALES CHARGE WAIVERS

Class A shares may be purchased without front-end sales charges by the following individuals and institutions:

- Credit union employees and their immediate family.

- Registered representatives of broker/dealers and registered investment advisors (and their immediate families) authorized to sell the funds.

- Individuals (and their immediate family) who within the past twelve months were trustees, directors, officers, or employees of the CUNA Mutual Group or any of its affiliated companies.

- Individuals (and their immediate family) who within the past twelve months were trustees or employees of the MEMBERS Mutual Funds and Ultra Series Fund Boards.

- Credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

- Certain qualified defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

Class A shares may be purchased without front-end sales charges in the following transactions:

 In fee-based accounts under an agreement with the distributor or investment advisor of MEMBERS Mutual Funds.

- With proceeds from the liquidation of a CUNA Mutual-affiliated pension product.

- With proceeds of shares of a mutual fund (other than MEMBERS Funds) sold within the past 60 days on which an initial sales charge or contingent deferred sales charge was paid, under either of the following two circumstances:

         1. You must have purchased the shares of the other mutual fund in a single purchase within the past 3 years, OR you purchased the shares of the other mutual fund in a systematic investment program within the past 5 years.

         2. You are purchasing shares of a fund having investment objectives similar to those of the fund(s) you sold, AND the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.

- Reinvestment of dividends or capital gains reinvested from one of the MEMBERS Mutual Funds.

- By exchange from one MEMBERS Mutual Fund to another.

- Pursuant to the funds' reinstatement or reinvestment privilege (see the SAI for more information).

- From the proceeds of shares of another MEMBERS Mutual Funds account on which a load was already paid.

CLASS B SHARES

Class B shares are sold without any initial sales charge. The distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative net asset value, at the end of the eighth year after purchase (the seventh year after purchase for Class B shares purchased prior to February 28,
2003).

For Class B shares, a contingent deferred sales charge (CDSC) may be applied on shares you sell within six years of purchase (within five years for Class B shares purchased prior to February 28, 2003) as indicated below.

                  Purchase Date on or after February 28, 2003

Years After Purchase        1       2        3        4        5      6      7
CDSC                       4.5%    4.0%     3.5%     3.0%     2.0%   1.0%   None

                  Purchase Date before February 28, 2003

Years After Purchase        1       2        3        4        5        6
CDSC                       4.5%    4.0%     3.5%     3.0%     2.0%     None

The CDSC is based on the original purchase cost or the current net asset value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions. Certain withdrawals, including those made through a systematic withdrawal program, may not be subject to a CDSC. For more information, see "Class B CDSC Waivers," page 29.

For purposes of computing CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month. To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell those shares that you have owned for the longest period of time. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

         For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                     PRICE PER         SHARES           TOTAL             ACCOUNT
DATE                       ACTION                    SHARE             PURCHASED        SHARES            VALUE
January 1, Year 1          Purchased shares             $10               100              100            $1,000
December 31, Year 1        Reinvested dividends         $15               10               110            $1,650
January 1, Year 2          Purchased shares             $15               100              210            $3,150
December 31, Year 2        Reinvested dividends         $20               21               231            $4,620
January 1, Year 3          Purchased shares             $20               100              331            $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

TYPE OF SHARES SOLD (IN ORDER)                       AMOUNT           CDSC (%)         CDSC ($)
Share price increases of purchased shares            $1,500            None              None
Dividends (including share price increases)          $  620            None              None
Aged Shares (oldest sold first):
         Purchased January 1, Year 1                 $1,000             3.5%(1)         $35.00
         Purchased January 1, Year 2                 $  880(2)          4.0%(1)         $35.20
TOTAL                                                $4,000            1.75%(3)         $70.20

(1) As a percentage of original purchase payment.

(2) $620 of the original $1,500 purchase payment would remain available for redemption.

(3) As a percentage of the amount redeemed.

CLASS B CONTINGENT DEFERRED SALES CHARGE (CDSC) WAIVERS
In order to ensure you receive a waiver of the CDSC on redemptions of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.

The CDSC may be waived on redemptions of Class B shares under the following circumstances:
- If you have established a systematic withdrawal plan, as long as the redemptions do not exceed 12% of the value of an account annually (calculated at the time of the withdrawal).

- Due to death or disability.

- For the following types of transactions in individual retirement accounts
(IRAs) or other qualified retirement plans described under section 401(a), unless otherwise noted:

- returns of excess contributions;

- qualified hardship withdrawals; and

- required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

- Pursuant to the Trusts' right to liquidate small accounts (see "General Policies-Small Accounts," page 33).

Please refer to the SAI for additional information on sales charge reductions and waivers.

REDEMPTION FEES

Effective April 1, 2004, you may be charged a 2% redemption fee if you redeem or exchange Class A shares of the High Income Fund, Mid-Cap Fund, or International Stock Fund within 30 calendar days of purchase; or if you redeem or exchange Class A shares of the Bond Fund, Growth and Income Fund, Capital Appreciation Fund or Multi-Cap Fund within five (5) calendar days of purchase. This fee applies only to shares acquired on or after April 1, 2004. Class A shares of the Cash Reserves Fund are not subject to redemption fees.

MEMBERS Funds currently intends to charge the same redemption fees as noted above for Class A shares on Class B shares. These fees will be initiated when the funds' transfer agent system has the capability of processing the fee on Class B share redemptions, which is anticipated to be resolved sometime during 2004.

All redemption fees charged are paid directly to the fund from which the shares were redeemed and are intended to help offset any trading costs, market impact and/or other costs associated with short-term trading in and out of the funds.

Redemption fees are assessed on the current market value of the shares being redeemed. For the purpose of applying the redemption fee, shares will be redeemed in the order of their purchase with those held the longest being redeemed first. Shares transferred to a different account registration or converted to a different share class will retain their original purchase date and continue to be subject to redemption fees. For Class B shares, redemption fee charges will be in addition to any CDSC if applicable on the redemption of shares.

REDEMPTION FEE WAIVERS

The 2% redemption fee will not be charged to:

- Shares redeemed that are acquired through the automatic reinvestment of dividends and capital gain distributions.

- Shares redeemed under a regularly scheduled systematic withdrawal, systematic exchange, or automatic account rebalancing program (see "Additional Investor Services," page 33).

- Shares redeemed due to death or disability.

- Shares redeemed for the following types of transactions in individual retirement accounts (IRAs) or other qualified retirement plans described under section 401(a), unless otherwise noted:

- returns of excess contributions;

- qualified hardship withdrawals; and

- required minimum distributions or to effect life expectancy distributions scheduled under the equal periodic payment exception (sometimes referred to as the 72t exception).

- Shares redeemed pursuant to the Trusts' right to liquidate small accounts (see "General Policies-Small Accounts," page 33).

- Shares redeemed in fee-based accounts under agreement with the distributor or investment advisor of MEMBERS Mutual Funds.

- Shares redeemed in certain omnibus and financial intermediary accounts where the omnibus or intermediary account holder does not have the capability to impose a redemption fee on its underlying customers' accounts. The funds reserve the right to waive or impose redemption fees or withdraw waivers at their discretion, to the extent permitted by law. In addition, the funds reserve the right to modify or eliminate redemption fees or waivers without giving advance notice to shareholders, but any such modification or elimination will be imposed prospectively only.

DISTRIBUTION AND SERVICE PLANS

SERVICE FEES. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage, a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

DISTRIBUTION OR "12B-1" FEES (CLASS B ONLY). The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the plan, each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B shares of that fund. CUNA Brokerage may use this fee to cover its distribution-related expenses or distribution-related expenses of broker/dealers (including commissions paid for selling Class B shares). This fee increases the cost of investment in the Class B shares of a fund, and over time may cost more than paying the initial sales charge for Class A shares.

OTHER COMPENSATION TO BROKER/DEALERS

Periodically, the distributor may conduct or pay for educational meetings for the purpose of training representatives selling MEMBERS Mutual Funds.

SELLING SHARES

The following explains how to sell your shares by letter, phone, exchange, or Internet. You may sell shares at any time. Upon request, your shares will be sold at the next net asset value (NAV) calculated after your order is accepted in good order by the fund. Your order will be processed promptly.
In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents. In addition, you will need to obtain a "SIGNATURE GUARANTEE" if the redemption is:

- over $50,000;

- made payable to someone other than the registered shareholder(s); or

- mailed to an address other than the address of record, or an address that has been changed within the last 30 days. You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee. MEMBERS MUTUAL FUNDS RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY REDEMPTION.

                                    BY LETTER
          (Available for accounts of any type and sales of any amount.)

Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell. Mail your letter, and any other required materials, to MEMBERS

Mutual Funds using the address on page 23. A check will be mailed to the name and address in which the account is registered.

IF YOU ARE:                         A WRITTEN LETTER OF INSTRUCTION TO SELL SHARES MUST INCLUDE:

An owner of an individual,          - The signatures and titles of all persons authorized to
joint, sole proprietorship,         sign for the account, exactly as the account is registered.
UGMA/UTMA (custodial
accounts for minors) or             - Signature guarantee if applicable.
general partner account

An owner of a corporate or          - Corporate resolution, certified within the
association account                 past 60 days, specifying the individual(s)
                                    authorized to sell securities.

                                    - On the letter and the resolution, the
                                    signature of the person(s) authorized to sign for the account.

                                    - Signature guarantee
                                    if applicable.

An owner or trustee of              - The signature(s) of the trustee(s).
a trust account
                                    - If the names of all trustees are not
                                    registered on the account, also provide a
                                    copy of the trust document certified within
                                    the past 60 days, specifying the
                                    individual(s) authorized to sell securities.

                                    - Signature guarantee if applicable.

A joint tenancy shareholder         - The signature of the surviving tenant.
whose co-tenant is deceased
                                    - Certified copy of death certificate of the deceased co-tenant.

                                    - Tax waiver (if applicable in your state).

                                    - Signature guarantee if applicable.

An executor of a                    - The signature of the executor.
Shareholder's estate
                                    - Copy of the order appointing the executor, certified within the past 60 days.

                                    - Tax waiver (if applicable in your state).

                                    - Signature guarantee required.

For other account types             - Call MEMBERS Mutual Funds at 1-800-877-6089 for instructions.
not listed above

                                    BY PHONE
                       (Available for most accounts, except retirement accounts,
                                                    and sales of up to $50,000.)

If you want to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete a maintenance form to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the form to add the privilege to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.

To place your redemption order, call MEMBERS Mutual Funds between 8:00 A.M. and 7:00 P.M. Central Time or use our automated touchtone services 24-hours a day. Redemption requests may be placed on all business days (excluding market holidays). Checks are mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (EFT) provided that you have pre-authorized banking information on file with MEMBERS Mutual Funds. Redemption proceeds from EFT transactions are generally available by the second business day. MEMBERS Mutual Funds does not charge for EFT, however, your credit union or other financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds. A $10 fee will be deducted from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

                                   BY EXCHANGE
          (Available for accounts of any type and sales of any amount.)

Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative, MEMBERS Mutual Funds, or use the Internet at www.membersfunds.com.

                                   BY INTERNET

Not currently available.

   REDEMPTION REQUESTS ACCEPTED BY THE FUND AFTER 3:00 P.M. CENTRAL TIME (4:00
      P.M. EASTERN) WILL BE PROCESSED USING THE NEXT DAY'S NET ASSET VALUE.

GENERAL POLICIES


LIMITATION ON PURCHASES. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. ADDITIONALLY, WE WILL NOT NORMALLY ACCEPT PURCHASE ORDERS OF $100,000 OR MORE FOR CLASS B SHARES FROM A SINGLE INVESTOR.

VALUATION OF SHARES. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 P.M. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 P.M. Central Time will be processed using the next day's net asset value.

For all funds other than the Cash Reserves Fund, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment, or if the investment adviser believes they are unreliable, fair value prices may be determined in good faith using methods approved by the Trust's board of trustees.

The securities held by the Cash Reserves Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The Cash Reserves Fund's NAV is normally expected to be $1 per share.

The International Stock Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the NAV of the International Stock Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC and redemption fee. Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by MEMBERS Mutual Funds.

EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received in good order by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

MARKET TIMING. Excessive or short-term trading in fund shares may harm a fund's performance, and thereby harm other shareholders in the fund, in three aspects. First, market timers may exploit the fact that a fund has calculated its NAV using closing prices of securities that are stale or are otherwise no longer current, thereby diluting the value of long-term shareholders' interests in a fund. Second, to meet higher levels of redemptions caused by market timers, a fund may be required to maintain a larger percentage of the fund's assets in cash or be forced to liquidate certain holdings at inopportune times, thereby compromising portfolio management strategies. Third, frequent purchases and redemptions by market timers will cause a fund to incur greater expenses for buying and selling securities, which are borne by all fund shareholders.

MEMBERS Mutual Funds currently employs several methods to detect and deter market timing, including:
 - applying exchange limit guidelines,

 - charging redemption fees on short-term trades,

 - selectively monitoring trade activity,and

 - exercising broad authority to take discretionary action against market timers and against particular trades, including delaying payment of the proceeds from the redemption of fund shares for up to seven days, and identifying market timers and restricting their trading privileges or expelling them from a fund.

In addition to the above, to combat dilution of the value of long-term shareholders' interests in a fund, a fund may employ fair valuation procedures on the securities it holds in its portfolio, as described above. Each of the above methods to protect the interests of investors involves judgments that are inherently subjective, although MEMBERS Mutual Funds and its service providers seek to make judgments that are consistent with long-term investors' interests. Moreover, each of these methods involves some selectivity in their application. While the funds seek to take actions that will detect and deter market timing, they cannot assure that such activity can be completely eliminated. For instance, the funds may not be able to identify or reasonably detect or deter market-timing transactions that are facilitated by financial intermediaries or made through the use of omnibus accounts that transmit purchase, exchange, and redemption orders to the funds on behalf of their customers who are the beneficial owners.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the caller's identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized telephone calls. Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a credit union or other financial institution account.

INTERNET TRANSACTIONS. For your protection, you will need your Social Security and account number to establish access to your account on the Internet. You will be asked to assign a unique password and need to use that password on all future visits to verify your identity. Buy and sell prices and valuation of shares procedures are consistent with the policies noted above. MEMBERS Mutual Funds is not responsible for any losses that may occur due to unauthorized access.

HOUSEHOLDING. To reduce shareholder service expenses, MEMBERS Mutual Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held. However, any investor may obtain additional reports upon request to MEMBERS Mutual Funds.

ACCOUNT STATEMENTS. In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

SMALL ACCOUNTS. Due to the high fixed cost of maintaining mutual fund accounts, MEMBERS Mutual Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000. We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program. If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, MEMBERS Mutual Funds may sell your shares and mail the proceeds to you at your address of record.

ADDITIONAL INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM. You may set up regular investments from your credit union or other financial institution account to the fund of your choice. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per fund per month). Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly. For more information on purchase minimums, see the table on page 24. To take advantage of the systematic investment program, complete the appropriate parts of your account application or work with your financial representative.

PAYROLL DEDUCTION/DIRECT DEPOSIT PROGRAM. If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the fund of your choice. You determine the frequency and amount of your investments, and you may terminate the program at any time. Investments may be as little as $25 per transaction ($50 minimum per fund per month). For more information on purchase minimums, see the table on page 24. To take advantage of the payroll deduction program, complete the MEMBERS Payroll Deduction/Direct Deposit Form or work with your financial representative. A new account application must accompany the form if you are opening a new account.

SYSTEMATIC WITHDRAWAL PROGRAM. If your account balance is at least $5,000, you may make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or MEMBERS Mutual Funds at 1-800-877-6089. On B share accounts, no CDSC will be charged on systematic withdrawals of no more than 12% of your account's value annually.

SYSTEMATIC EXCHANGE PROGRAM. If your account balance is at least $5,000, you may exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchange, and you may terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or contact your financial representative.

AUTOMATIC ACCOUNT REBALANCING. If your Class A share account balance is at least $25,000, you may request automatic account rebalancing on a semi-annual or annual basis. You may select a model fund allocation that MEMBERS Mutual Funds has defined, or you may build your own portfolio. To take advantage of the automatic rebalancing program, simply complete the MEMBERS Mutual Funds Automatic Account Rebalancing Form or contact your financial representative. A new account application must accompany the form if you are opening a new account.

RETIREMENT PLANS. Shares of MEMBERS Mutual Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans, code section 457 non-qualified deferred compensation plans, and other pension and profit sharing plans (availability may vary in Puerto Rico). Using these plans, you may open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call MEMBERS Mutual Funds at 1-800-877-6089.

DISTRIBUTIONS AND TAXES

The funds generally distribute most or all of their net earnings in the form of dividends. Capital gains, if any are typically distributed in December. The timing of the dividend payments is as follows:

- Declared daily and paid monthly: Cash Reserves and Bond Funds.

- Declared monthly and paid monthly: High Income and Balanced Funds.

- Declared annually and paid annually: Growth and Income, Capital Appreciation, Mid-Cap, Multi-Cap Growth and International Stock Funds.

DIVIDEND REINVESTMENTS. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. HOWEVER, IF, FOR ANY REASON, THE CHECK IS NOT DELIVERABLE, YOUR DIVIDENDS WILL BE REINVESTED AND NO INTEREST WILL BE PAID ON AMOUNTS REPRESENTED BY THE CHECK.

TAXABILITY OF DISTRIBUTIONS. Distributions that you receive from a fund are generally taxable. Likewise, distributions in the form of dividends, whether reinvested or taken as cash, also are generally taxable to the recipient. Dividends representing a fund's long-term capital gains distributions are taxable as long-term capital gains. Dividends paid from the net investment income of certain funds (generally the funds other than the Cash Reserves Fund) may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitute "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends representing a fund's short-term capital gains are generally taxable as ordinary income.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a capital gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and taxable transactions and their federal tax category. For more general information on taxes, refer to the SAI. Please consult a tax professional for more complete information and advice specific to your situation as well as for the tax rules specific to your state.

PORTFOLIO MANAGEMENT

The investment adviser for MEMBERS Mutual Funds is MEMBERS Capital Advisors, Inc., 5910 Mineral Point Road, Madison, WI 53701-0391. MEMBERS Capital Advisors was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). MEMBERS Capital Advisors has over $11.6 billion of assets under management as of December 31, 2003. MEMBERS Capital Advisors employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation Funds are managed by teams of portfolio managers employed by MEMBERS Capital Advisors.

As payment for its services as the investment adviser for the MEMBERS Mutual Funds, MEMBERS Capital Advisors receives a management fee based upon the assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MEMBERS Capital Advisors, at an annual rate as a percentage of average net assets for the previous fiscal year, were: 0.40% for the Cash Reserves Fund, 0.50% for the Bond Fund, 0.55% for the High Income Fund, 0.65% for the Balanced Fund, 0.55% for the Growth and Income Fund, 0.75% for the Capital Appreciation Fund, 0.95% for the Mid-Cap Fund, 0.75% for the Multi-Cap Growth Fund, and 1.05% for the International Stock Fund.

MEMBERS Capital Advisors manages the assets of the HIGH INCOME FUND, MID-CAP FUND, MULTI-CAP GROWTH FUND and INTERNATIONAL STOCK FUND using a "manager of managers" approach under which MEMBERS Capital Advisors may manage some or all of the funds" assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. MEMBERS Capital Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MEMBERS Capital Advisors does not expect frequent changes in subadvisers. MEMBERS Capital Advisors compensates subadvisors out of its own assets.

MEMBERS Capital Advisors monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MEMBERS Capital Advisors received an order of the Securities Exchange Commission that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

As of the date of this prospectus, Massachusetts Financial Services Company ("MFS"), 505 Boylston Street, Boston, MA 02116, is the only subadviser managing the assets of the HIGH INCOME FUND. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were $140.3 billion as of December 31, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc.
(a diversified financial services organization.)

As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management"), 75 State Street,

Boston, MA 02109, is the only subadvisor managing the MULTI-CAP GROWTH FUND and the small-cap portion of the assets within MID-CAP FUND. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies employee benefit plans, endowments, foundations, and other institutions and has over $394 billion in assets under management as of December 31, 2003. Stephen T. O'Brien, CFA is the Portfolio Manager from Wellington Management primarily responsible for the MID-CAP FUND. Mr. O'Brien joined Wellington Management in 1983 and has over 30 years of investment experience. The MULTI-CAP GROWTH FUND is managed by a team of Wellington Management portfolio managers, each of whom specializes in a different market capitalization range.

As of the date of this prospectus, Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, NY 10020, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Fr res established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $69.1 billion as of December 31, 2003.

USE OF CERTAIN BROKERS

MEMBERS Capital Advisors may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when MEMBERS Capital Advisors believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the funds financial performance since inception. Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

(1)

(1)

(2)

(2)**

(2)**

(2)

(2)

(2)

CASH RESERVES FUND

                                                            YEAR ENDED      YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            10/31/2003      10/31/2002   10/31/2001  10/31/2000  10/31/1999
                                                            ----------      ----------   ----------  ----------  ----------
CLASS A
NET ASSET VALUE, Beginning of Period ...................    $     1.00      $    1.00    $    1.00    $   1.00    $  1.00
                                                            ----------      ---------    ---------    --------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ............................          0.00           0.01         0.04        0.06       0.05
                                                            ----------      ---------    ---------    --------    -------
         Total from investment operations ..............            --           0.01         0.04        0.06       0.05
                                                            ----------      ---------    ---------    --------    -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income .........         (0.00)*        (0.01)       (0.04)      (0.06)     (0.05)
                                                            ----------      ---------    ---------    --------    -------
         Total distributions ...........................            --          (0.01)       (0.04)      (0.06)     (0.05)
                                                            ----------      ---------    ---------    --------    -------
      Net increase (decrease) in net asset value .......            --             --           --          --         --
                                                            ----------      ---------    ---------    --------    -------
NET ASSET VALUE, End of Period .........................    $     1.00      $    1.00    $    1.00    $   1.00    $  1.00
                                                            ----------      ---------    ---------    --------    -------
TOTAL RETURN ...........................................          0.75%          1.57%        4.50%       5.77%      4.60%
                                                            ==========      =========    =========    ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ...................    $   14,236      $  16,487    $  11,508    $  5,104    $ 4,481
Ratios of expenses to average net assets
   Before reimbursement of expenses by Advisor .........          0.87%          0.99%        1.25%       2.07%      2.63%
   After reimbursement of expenses by Advisor ..........          0.55%          0.55%        0.55%       0.55%      0.55%
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor ..........          0.75%          1.46%        3.96%       5.61%      4.41%

CLASS B
NET ASSET VALUE, Beginning of Period ...................    $     1.00      $    1.00    $    1.00    $   1.00    $  1.00
                                                            ----------      ---------    ---------    --------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ............................          0.00*          0.01         0.04        0.05       0.04
                                                            ----------      ---------    ---------    --------    -------
         Total from investment operations ..............            --           0.01         0.04        0.05       0.04
                                                            ----------      ---------    ---------    --------    -------
   LESS DISTRIBUTIONS:

      Distributions from net investment income .........         (0.00)         (0.01)       (0.04)      (0.05)     (0.04)
                                                            ----------      ---------    ---------    --------    -------
      Total distributions ..............................            --          (0.01)       (0.04)      (0.05)     (0.04)
                                                            ----------      ---------    ---------    --------    -------
Net increase (decrease) in net asset value .............            --             --           --          --         --
                                                            ----------      ---------    ---------    --------    -------
NET ASSET VALUE, End of Period .........................    $     1.00      $    1.00    $     1.00   $   1.00    $  1.00
                                                            ----------      ---------    ---------    --------    -------
TOTAL RETURN ...........................................          0.08%          0.81%        3.72%       4.97%      3.81%
                                                            ==========      =========    =========    ========    =======

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ...................    $   12,071      $  17,636    $  9,571     $  2,865    $ 3,501
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor .........          1.62%          1.74%        2.00%       2.82%      3.38%
   After reimbursement of expenses by Advisor ..........          1.23%(d)       1.30%        1.30%       1.30%      1.30%
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor ..........          0.08%          0.71%        3.21%       4.86%      3.92%

* Amounts represent less than $0.005 per share.
  Total return without applicable sales charge.

(d) Amount includes fees waived by distributor (Note 3).

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD BOND FUND

                                                            YEAR ENDED      YEAR ENDED     YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            10/31/2003      10/31/2002     10/31/2001  10/31/2000  10/31/1999
                                                            ----------      ----------     ----------  ----------  ----------
CLASS A

NET ASSET VALUE, Beginning of Period .................      $    10.17      $   10.23      $    9.57    $   9.74    $ 10.14
                                                            ----------      ---------      ---------    --------    -------
   INCOME FROM INVESTMENT OPERATIONS:

      Net investment income ..........................            0.40           0.47           0.55        0.63       0.51

      Net realized and unrealized gain (loss) on
        investments ..................................           (0.05)         (0.06)(c)       0.67       (0.17)     (0.35)
                                                            ----------      ---------      ---------    --------    -------
        Total from investment operations .............            0.35           0.41           1.22        0.46       0.16
                                                            ----------      ---------      ---------    --------    -------

   LESS DISTRIBUTIONS:

       Distributions from net investment income ......           (0.40)         (0.47)         (0.56)      (0.63)     (0.51)
       Distributions from capital gains ..............              --             --             --          --      (0.05)
                                                            ----------      ---------      ---------    --------    -------
        Total distributions ..........................           (0.40)         (0.47)         (0.56)      (0.63)     (0.56)
                                                            ----------      ---------      ---------    --------    -------
Net increase (decrease) in net asset value ...........           (0.05)         (0.06)          0.66       (0.17)     (0.40)
                                                            ----------      ---------      ---------    --------    -------
NET ASSET VALUE, End of Period .......................      $    10.12      $   10.17      $   10.23    $   9.57    $  9.74
                                                            ==========      =========      =========    ========    =======
TOTAL RETURN(+) ......................................            3.51%          4.21%         13.07%       4.89%      1.60%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in 000Os) .................      $   78,165      $  63,069      $   28,813   $ 13,279    $ 7,991
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor .......            1.10%          1.17%          1.28%       1.66%      2.02%
   After reimbursement of expenses by Advisor ........            0.90%          0.90%          0.90%       0.90%      0.90%
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor ........            3.94%          4.62%          5.53%       6.52%      5.18%
Portfolio Turnover ...................................              75%            90%           109%        366%       725%

CLASS B

NET ASSET VALUE, Beginning of Period .................      $    10.18      $   10.24      $    9.58    $   9.75    $ 10.14
                                                            ----------      ---------      ---------    --------    -------
   INCOME FROM INVESTMENT OPERATIONS:

      Net investment income ..........................            0.33           0.39           0.48        0.55       0.44
      Net realized and unrealized gain (loss) on
        investments ..................................           (0.06)         (0.05)(c)       0.66       (0.17)     (0.35)
                                                            ----------      ---------      ---------    --------    -------

        Total from investment operations .............            0.27           0.34           1.14        0.38       0.09
                                                            ----------      ---------      ---------    --------    -------
   LESS DISTRIBUTIONS:

      Distributions from net investment income .......           (0.33)         (0.40)         (0.48)      (0.55)     (0.44)
      Distributions from capital gains ...............              --             --             --          --      (0.04)
                                                            ----------      ---------      ---------    --------    -------

        Total distributions ..........................           (0.33)         (0.40)         (0.48)      (0.55)     (0.48)
                                                            ----------      ---------      ---------    --------    -------
Net increase (decrease) in net asset value ...........           (0.06)         (0.06)          0.66       (0.17)     (0.39)
                                                            ----------      ---------      ---------    --------    -------
NET ASSET VALUE, End of Period .......................      $    10.12      $   10.18      $   10.24    $   9.58    $  9.75
                                                            ==========      =========      =========    ========    =======
TOTAL RETURN(+) ......................................            2.64%          3.44%         12.23%       4.10%      0.94%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in 000Os) .................      $   64,529      $  60,517      $  31,119    $ 10,982    $ 7,508
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor .......            1.85%          1.92%          2.03%       2.41%      2.77%
   After reimbursement of expenses by Advisor ........            1.65%          1.65%          1.65%       1.65%      1.65%
Ratios of net investment income to average net assets:
   After reimbursement of expenses by Advisor ........            3.19%          3.87%          4.78%       5.77%      4.58%
Portfolio Turnover ...................................              75%            90%           109%        366%       725%


+ Total return without applicable sales charge.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                                                                        HIGH INCOME FUND
                                                                 -----------------------------------------------------------------
                                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                 10/31/2003   10/31/2002    10/31/2001    10/31/2000    10/31/1999
                                                                 ----------   ----------    ----------    ----------    ----------
CLASS A

NET ASSET VALUE, Beginning of Period .........................   $     6.57   $     7.13    $     8.02    $     8.88    $     8.85
                                                                 ----------   ----------    ----------    ----------    ----------
    INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ................................         0.54         0.58          0.74          0.81          0.80
                                                                 ----------   ----------    ----------    ----------    ----------
        Net realized and unrealized gain (loss) on investments         0.80        (0.55)        (0.88)        (0.86)         0.06
                                                                 ----------   ----------    ----------    ----------    ----------
            Total from investment operations .................         1.34         0.03         (0.14)        (0.05)         0.86
                                                                 ----------   ----------    ----------    ----------    ----------
    LESS DISTRIBUTIONS:
        Distributions from net investment income .............        (0.55)       (0.59)        (0.75)        (0.81)        (0.80)
                                                                 ----------   ----------    ----------    ----------    ----------
        Distributions from capital gains .....................           --           --            --            --         (0.03)
                                                                 ----------   ----------    ----------    ----------    ----------
            Total distributions ..............................        (0.55)       (0.59)        (0.75)        (0.81)        (0.83)
                                                                 ----------   ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...................         0.79        (0.56)        (0.89)        (0.86)         0.03
                                                                 ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ...............................   $     7.36   $     6.57    $     7.13    $     8.02    $     8.88
                                                                 ==========   ==========    ==========    ==========    ==========
TOTAL RETURN .................................................        21.09%        0.33%        (1.94)%       (0.81)%        9.69%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) .........................   $   33,024   $   18,055    $   10,939    $    8,394    $    7,879
Ratios of expenses to average net assets:
    Before reimbursement of expenses by Advisor ..............         1.38%        1.59%         1.68%         1.62%         1.97%
    After reimbursement of expenses by Advisor ...............         1.00%        1.00%         1.00%         1.00%         1.00%
Ratios of net investment income to average net assets:
    After reimbursement of expenses by Advisor ...............         7.73%        8.55%         9.75%         9.40%         8.72%
    Portfolio Turnover .......................................           58%          47%           38%           41%           48%

CLASS B

NET ASSET VALUE, Beginning of Period .........................   $     6.59   $     7.14    $     8.04    $     8.90    $     8.85
                                                                 ----------   ----------    ----------    ----------    ----------
    INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ................................         0.49         0.54          0.69          0.75          0.74
                                                                 ----------   ----------    ----------    ----------    ----------
        Net realized and unrealized gain (loss) on investments         0.78        (0.55)        (0.89)        (0.86)         0.06
                                                                 ----------   ----------    ----------    ----------    ----------
            Total from investment operations .................         1.27        (0.01)        (0.20)        (0.11)         0.80
                                                                 ----------   ----------    ----------    ----------    ----------
    LESS DISTRIBUTIONS:
        Distributions from net investment income .............        (0.49)       (0.54)        (0.70)        (0.75)        (0.74)
                                                                 ----------   ----------    ----------    ----------    ----------
        Distributions from capital gains .....................           --           --            --            --         (0.01)
                                                                 ----------   ----------    ----------    ----------    ----------
            Total distributions ..............................        (0.49)       (0.54)        (0.70)        (0.75)        (0.75)
                                                                 ----------   ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...................         0.78        (0.55)        (0.90)        (0.86)         0.05
                                                                 ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ...............................   $     7.37   $     6.59    $     7.14    $     8.04    $     8.90
                                                                 ==========   ==========    ==========    ==========    ==========
TOTAL RETURN .................................................        19.96%       (0.27)%       (2.77)%       (1.54)%        9.02%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) .........................   $   21,992   $   15,561    $   15,063    $   12,271    $    9,399
Ratios of expenses to average net assets:
    Before reimbursement of expenses by Advisor ..............         2.13%        2.34%         2.43%         2.37%         2.72%
    After reimbursement of expenses by Advisor ...............         1.75%        1.75%         1.75%         1.75%         1.75%
Ratios of net investment income to average net assets:
    After reimbursement of expenses by Advisor ...............         6.98%        7.80%         9.00%         8.65%         8.13%
    Portfolio Turnover .......................................           58%          47%           38%           41%           48%

Total return without applicable sales charge

 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                  EACH PERIOD

                                                                                         BALANCED FUND
                                                                 -----------------------------------------------------------------
                                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                 10/31/2003   10/31/2002    10/31/2001    10/31/2000    10/31/1999
                                                                 ----------   ----------    ----------    ----------    ----------
CLASS A

NET ASSET VALUE, Beginning of Period .........................   $    10.16   $    11.28    $    12.65    $    12.05    $    10.68
                                                                 ----------   ----------    ----------    ----------    ----------
    INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ................................         0.25         0.28          0.30          0.34          0.27
                                                                 ----------   ----------    ----------    ----------    ----------
        Net realized and unrealized gain (loss) on investments         1.02        (1.12)        (1.37)         0.69          1.38
                                                                 ----------   ----------    ----------    ----------    ----------
            Total from investment operations .................         1.27        (0.84)        (1.07)         1.03          1.65
                                                                 ----------   ----------    ----------    ----------    ----------

      LESS DISTRIBUTIONS:
        Distributions from net investment income .............        (0.25)       (0.28)        (0.30)        (0.35)        (0.27)
                                                                 ----------   ----------    ----------    ----------    ----------
        Distributions from capital gains .....................           --        (0.00)           --         (0.08)        (0.01)
                                                                 ----------   ----------    ----------    ----------    ----------
            Total distributions ..............................        (0.25)       (0.28)        (0.30)        (0.43)        (0.28)
                                                                 ----------   ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...................         1.02        (1.12)        (1.37)         0.60          1.37
                                                                 ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ...............................   $    11.18   $    10.16    $    11.28    $    12.65    $    12.05
                                                                 ==========   ==========    ==========    ==========    ==========
TOTAL RETURN .................................................        12.72%       (7.59)%       (8.54)%        8.67%        15.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) .........................   $   83,606   $   70,389    $   61,836    $   27,088    $   15,297
Ratios of expenses to average net assets:
    Before reimbursement of expenses by Advisor ..............         1.32%        1.30%         1.35%         1.28%         1.47%
    After reimbursement of expenses by Advisor ...............         1.10%        1.10%         1.10%         1.10%         1.10%
Ratios of net investment income to average net assets:
    After reimbursement of expenses by Advisor ...............         2.38%        2.56%         2.55%         2.83%         2.36%
    Portfolio Turnover .......................................           35%          48%           57%          187%          349%

CLASS B

NET ASSET VALUE, Beginning of Period .........................   $    10.17   $    11.29    $    12.66    $    12.05    $    10.68
                                                                 ----------   ----------    ----------    ----------    ----------
    INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ................................         0.17         0.20          0.21          0.25          0.18
                                                                 ----------   ----------    ----------    ----------    ----------
        Net realized and unrealized gain (loss) on investments         1.02        (1.12)        (1.37)         0.69          1.38
                                                                 ----------   ----------    ----------    ----------    ----------
            Total from investment operations .................         1.19        (0.92)        (1.16)         0.94          1.56
                                                                 ----------   ----------    ----------    ----------    ----------

LESS DISTRIBUTIONS:
        Distributions from net investment income .............        (0.17)       (0.20)        (0.21)        (0.25)        (0.18)
                                                                 ----------   ----------    ----------    ----------    ----------
        Distributions from capital gains .....................           --        (0.00)           --         (0.08)        (0.01)
                                                                 ----------   ----------    ----------    ----------    ----------
            Total distributions ..............................        (0.17)       (0.20)        (0.21)        (0.33)        (0.19)
                                                                 ----------   ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...................         1.02        (1.12)        (1.37)         0.61          1.37
                                                                 ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ...............................   $    11.19   $    10.17    $    11.29    $    12.66    $    12.05
                                                                 ==========   ==========    ==========    ==========    ==========
TOTAL RETURN .................................................        11.87%       (8.27)%       (9.22)%        7.93%        14.72%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) .........................   $  100,787   $   90,903    $   92,054    $   63,669    $   31,263
Ratios of expenses to average net assets:
        Before reimbursement of expenses by Advisor ..........         2.07%        2.05%         2.10%         2.03%         2.22%
        After reimbursement of expenses by Advisor ...........         1.85%        1.85%         1.85%         1.85%         1.85%
Ratios of net investment income to average net assets:
        After reimbursement of expenses by Advisor ...........         1.63%        1.81%         1.80%         2.08%         1.62%
Portfolio Turnover ...........................................           35%          48%           57%          187%          349%

* Amount represents less than $0.005 per share.

Total return without applicable sales charge.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      GROWTH AND INCOME FUND
                                                                ------------------------------------------------------------------
                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                10/31/2003    10/31/2002    10/31/2001    10/31/2000    10/31/1999
                                                                ----------    ----------    ----------    ----------    ----------
CLASS A
NET ASSET VALUE, Beginning of Period ........................   $     9.37    $    11.14    $    14.06    $    13.21    $    10.88
                                                                ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................................         0.12          0.10(b)       0.06          0.07(b)       0.09
     Net realized and unrealized gain (loss) on investments .         1.64         (1.82)        (2.92)         0.84          2.33
                                                                ----------    ----------    ----------    ----------    ----------
        Total from investment operations ....................         1.76         (1.72)        (2.86)         0.91          2.42
                                                                ----------    ----------    ----------    ----------    ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ...............        (0.08)        (0.05)        (0.06)        (0.04)        (0.09)
     Distributions from capital gains .......................            -             -             -         (0.02)            -
                                                                ----------    ----------    ----------    ----------    ----------
        Total distributions .................................        (0.08)        (0.05)        (0.06)        (0.06)        (0.09)
                                                                ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ..................        1.68          (1.77)        (2.92)         0.85          2.33
                                                                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ..............................   $    11.05    $     9.37    $    11.14    $    14.06    $    13.21
                                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN ................................................        18.95%       (15.51)%      (20.42)%        6.90%        22.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ........................   $   68,406    $   53,896    $   55,966    $   46,994    $   25,646
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............         1.35%         1.30%         1.29%         1.07%         1.25%
  After reimbursement of expenses by Advisor ................         1.00%         1.00%         1.00%         1.00%         1.00%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor ................         1.29%         0.91%         0.60%         0.54%         0.60%
  Portfolio Turnover ........................................           20%           18%           24%           14%           19%

CLASS B
NET ASSET VALUE, Beginning of Period ........................         9.24    $    11.02    $    13.96    $    13.18    $    10.88
                                                                ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...........................         0.05          0.02(b)      (0.02)       (0.03)(b)      (0.01)
     Net realized and unrealized gain (loss) on investments .         1.60         (1.79)        (2.92)         0.84          2.33
                                                                ----------    ----------    ----------    ----------    ----------
        Total from investment operations ....................         1.65         (1.77)        (2.94)         0.81          2.32
                                                                ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
  Distributions from net investment income ..................        (0.02)        (0.01)            -         (0.01)            -
  Distributions from capital gains ..........................            -             -             -         (0.02)        (0.02)
                                                                ----------    ----------    ----------    ----------    ----------
        Total distributions .................................        (0.02)        (0.01)            -         (0.03)        (0.02)
                                                                ----------    ----------    ----------    ----------    ----------
  Net increase (decrease) in net asset value ................         1.63         (1.78)        (2.94)         0.78          2.30
                                                                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ..............................   $    10.87    $     9.24    $    11.02    $    13.96    $    13.18
                                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN ................................................        17.93%       (16.09)%      (21.06)%        6.13%        21.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ........................   $   79,765    $   72,329    $   97,081    $  106,762    $   55,856
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............         2.10%         2.05%         2.04%         1.82%         2.00%
  After reimbursement of expenses by Advisor ................         1.75%         1.75%         1.75%         1.75%         1.75%
Ratios of net investment income (loss) to average net assets:
  After reimbursement of expenses by Advisor ................         0.54%         0.16%        (0.15)%       (0.21)%       (0.15)%
  Portfolio Turnover ........................................           20%           18%           24%           14%           19%

(b) Calculated based on average shares outstanding
  Total return without applicable sales charge.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CAPITAL APPRECIATION FUND
                                                                ------------------------------------------------------------------
                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                10/31/2003    10/31/2002    10/31/2001    10/31/2000    10/31/1999
                                                                ----------    ----------    ----------    ----------    ----------
CLASS A
NET ASSET VALUE, Beginning of Period ........................   $     9.63    $    12.81    $    16.44    $    13.70    $    11.04
                                                                ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ....................................        (0.00)*       (0.02)(b)     (0.04)(b)     (0.03)(b)     (0.00)*
     Net realized and unrealized gain (loss) on investments .         2.25         (3.11)        (3.59)         2.78          2.68
                                                                ----------    ----------    ----------    ----------    ----------
        Total from investment operations ....................         2.25         (3.13)        (3.63)         2.75          2.68
                                                                ----------    ----------    ----------    ----------    ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ...............            -             -             -             -             -
     Distributions from capital gains .......................            -         (0.05)            -         (0.01)        (0.02)
                                                                ----------    ----------    ----------    ----------    ----------
        Total distributions .................................            -         (0.05)            -         (0.01)        (0.02)
                                                                ----------    ----------    ----------    ----------    ----------
 Net increase (decrease) in net asset value .................         2.25         (3.18)        (3.63)         2.74          2.66
                                                                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ..............................   $    11.88    $     9.63    $    12.81    $    16.44    $    13.70
                                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN ................................................        23.36%       (24.54)%      (22.08)%       20.12%        24.29%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ........................   $   71,733    $   55,865    $   59,801    $   35,889    $   13,262
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............         1.64%         1.58%         1.58%         1.37%         1.71%
  After reimbursement of expenses by Advisor ................         1.20%         1.20%         1.20%         1.20%         1.20%
Ratios of net investment income (loss) to average net assets:
  After reimbursement of expenses by Advisor ................         0.05%        (0.16)%       (0.30)%       (0.27)%       (0.05)%
  Portfolio Turnover ........................................           25%           25%           30%           18%           68%

CLASS B
NET ASSET VALUE, Beginning of Period ........................   $     9.31    $    12.48    $    16.13    $    13.54    $    10.98
                                                                ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ....................................        (0.08)        (0.11)(b)     (0.15)(b)     (0.15)(b)     (0.12)
     Net realized and unrealized gain (loss) on investments .         2.17         (3.01)        (3.50)         2.75          2.68
                                                                ----------    ----------    ----------    ----------    ----------
        Total from investment operations ....................         2.09         (3.12)        (3.65)         2.60          2.56
                                                                ----------    ----------    ----------    ----------    ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ...............            -             -             -             -             -
     Distributions from capital gains .......................            -         (0.05)            -         (0.01)            -
                                                                ----------    ----------    ----------    ----------    ----------
        Total distributions .................................            -         (0.05)            -         (0.01)            -
                                                                ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ..................         2.09         (3.17)        (3.65)         2.59          2.56
                                                                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, End of Period ..............................   $    11.40    $     9.31    $    12.48    $    16.13    $    13.54
                                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN ................................................        22.45%       (25.12)%      (22.63)%       19.25%        23.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ........................   $   62,832    $   54,600    $   72,667    $   57,082    $   23,563
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............         2.39%         2.33%         2.33%         2.12%         2.46%
  After reimbursement of expenses by Advisor ................         1.95%         1.95%         1.95%         1.95%         1.95%
Ratios of net investment loss to average net assets: ........
  After reimbursement of expenses by Advisor ................        (0.70)%       (0.91)%       (1.05)%      (1.02)%        (1.03)%
  Portfolio Turnover ........................................           25%           25%           30%           18%           68%

* Amount represents less than $0.005 per share.
(b) Calculated based on average shares outstanding.
Total return without applicable sales charge.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   MID-CAP FUND
                                                                   ---------------------------------------------
                                                                   YEAR ENDED       YEAR ENDED       INCEPTION(a)
                                                                   10/31/2003       10/31/2002   TO   10/31/2001
                                                                   ----------       ----------       -----------
CLASS A

NET ASSET VALUE, Beginning Period .............................    $   8.64         $   9.48         $   10.00
                                                                   --------         --------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income .....................................        0.01             0.02(b)         0.00(b)*
                                                                   --------         --------         ---------
    Net realized and unrealized gain (loss) on investments ....        2.47            (0.85)            (0.52)
                                                                   --------         --------         ---------
      Total from investment operations ........................        2.48            (0.83)            (0.52)
                                                                   --------         --------         ---------
LESS DISTRIBUTIONS:
  Distributions from net investment income ....................          --            (0.01)               --
                                                                   --------         --------         ---------
  Distributions from capital gains ............................          --            (0.00)*              --
                                                                   --------         --------         ---------
    Total distributions .......................................          --            (0.01)               --
                                                                   --------         --------         ---------
Net increase (decrease) in net asset value ....................        2.48            (0.84)            (0.52)
                                                                   --------         --------         ---------
NET ASSET VALUE, End of Period ................................    $  11.12         $   8.64         $    9.48
                                                                   ========         ========         =========
TOTAL RETURN ..................................................       28.70%           (8.79)%           (5.20)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ..........................    $ 31,591         $ 22,650         $  15,345
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor .................        1.92%            1.97%             2.29%(2)
  After reimbursement of expenses by Advisor. .................        1.40%            1.40%             1.40%(2)
Ratios of net investment income (loss) to average net assets:
  After reimbursement of expenses by Advisor ..................        0.17%            0.18%             0.03%(2)
Portfolio Turnover ............................................          25%              31%               30%

CLASS B

NET ASSET VALUE, Beginning Period .............................    $   8.54         $   9.43         $   10.00
                                                                   --------         --------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss .......................................       (0.05)           (0.06)(b)         (0.05)(b)
                                                                   --------         --------         ---------
    Net realized and unrealized gain (loss) on investments. ...        2.42            (0.83)            (0.52)
                                                                   --------         --------         ---------
      Total from investment operations ........................        2.37            (0.89)            (0.57)
                                                                   --------         --------         ---------
LESS DISTRIBUTIONS:
  Distributions from net investment income ....................          --               --                --
                                                                   --------         --------         ---------
  Distributions from capital gains ............................          --            (0.00)*              --
                                                                   --------         --------         ---------
    Total distributions .......................................          --               --                --
                                                                   --------         --------         ---------
Net increase (decrease) in net asset value ....................        2.37            (0.89)            (0.57)
                                                                   --------         --------         ---------
NET ASSET VALUE, End of Period ................................    $  10.91         $   8.54         $    9.43
                                                                   --------         --------         ---------
TOTAL RETURN ..................................................       27.75%           (9.43)%           (5.70)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000Os) ..........................    $ 16,721         $ 11,765         $   6,192
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor .................        2.67%            2.72%             3.04%(2)
  After reimbursement of expenses by Advisor ..................        2.15%            2.15%             2.15%(2)
Ratios of net investment loss to average net assets:
  After reimbursement of expenses by Advisor ..................       (0.58)%          (0.57)%           (0.72)%(2)
Portfolio Turnover ............................................          25%              31%               30%

-------------------------------
(a)  Fund commenced investment operations on February 28, 2001.
(b)  Calculated based on average shares outstanding.
*    Amount represents less than $0.005 per share.
     Total return without applicable sales charge.
(1)  Not annualized.
(2)  Annualized.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         MULTI-CAP GROWTH FUND
                                                                       ------------------------------------------------------
                                                                       YEAR ENDED      YEAR ENDED     YEAR ENDED INCEPTION(a)
                                                                       10/31/2003      10/31/2002     10/31/2001   10/31/2000
                                                                       ----------      ----------     ----------   ----------
CLASS A

NET ASSET VALUE, Beginning of Period ..............................     $  3.49         $  4.27       $  7.87      $ 10.00
                                                                        -------         -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............................................       (0.03)          (0.02)(b)     (0.02)       (0.02)(b)
                                                                        -------         -------       -------      -------
  Net realized and unrealized gain (loss) on investments ..........        1.00           (0.76)        (3.58)       (2.11)
                                                                        -------         -------       -------      -------
   Total from investment operations ...............................        0.97           (0.78)        (3.60)       (2.13)
                                                                        -------         -------       -------      -------
 Net increase (decrease) in net asset value .......................        0.97           (0.78)        (3.60)       (2.13)
                                                                        -------         -------       -------      -------
NET ASSET VALUE, End of Period ....................................     $  4.46         $  3.49       $  4.27      $  7.87
                                                                        =======         =======       =======      =======
TOTAL RETURN ......................................................       27.79%         (18.27)%      (45.74)%     (21.30)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ..............................     $14,366         $ 7,915       $13,263      $20,731
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor ......................        2.40%           2.60%         2.36%        1.75%(2)
 After reimbursement of expenses by Advisor .......................        1.20%           1.20%         1.20%        1.20%(2)
Ratios of net investment loss to average net assets:
 After reimbursement of expenses by Advisor .......................       (0.42)%         (0.55)%       (0.46)%      (0.42)%(2)
 Portfolio Turnover ...............................................         123%            214%          230%         151%

CLASS B

NET ASSET VALUE, Beginning of Period ..............................     $  3.42         $  4.22       $  7.83      $ 10.00
                                                                        -------         -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............................................       (0.02)          (0.05)(b)     (0.07)       (0.06)(b)
                                                                        -------         -------       -------      -------
  Net realized and unrealized gain (loss) on investments ..........        0.94           (0.75)        (3.54)       (2.11)
                                                                        -------         -------       -------      -------
   Total from investment operations ...............................        0.92           (0.80)        (3.61)       (2.17)
                                                                        -------         -------       -------      -------
Net increase (decrease) in net asset value ........................        0.92           (0.80)        (3.61)       (2.17)
                                                                        -------         -------       -------      -------
NET ASSET VALUE, End of Period ....................................     $  4.34         $  3.42       $  4.22      $  7.83
                                                                        =======         =======       =======      =======
TOTAL RETURN ......................................................       26.90%         (18.96)%      (46.10)%     (21.70)%(1)


RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ..............................     $ 9,935         $ 6,050       $ 6,902      $ 8,666
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor ......................        3.15%           3.35%         3.11%        2.50%(2)
 After reimbursement of expenses by Advisor .......................        1.95%           1.95%         1.95%        1.95%(2)
Ratios of net investment loss to average net assets:
 After reimbursement of expenses by Advisor .......................       (1.17)%         (1.30)%       (1.21)%      (1.17)%(2)
 Portfolio Turnover ...............................................         123%            214%          230%         151%

-------------------
(a)  Fund commenced investment operations on February 29, 2000.

(b)  Calculated based on average shares outstanding.

     Total return without applicable sales charge.

(1)  Not annualized.

(2)  Annualized.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    INTERNATIONAL STOCK FUND
                                                              ---------------------------------------------------------------
                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                              10/31/2003   10/31/2002   10/31/2001    10/31/2000   10/31/1999
                                                              ----------   ----------   ----------    ----------   ----------
CLASS A

NET ASSET VALUE, Beginning of Period ......................    $  7.00      $  7.31      $  9.55       $ 11.45      $ 10.34
                                                               -------      -------      -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................       0.10         0.07(b)      0.04          0.04(b)      0.14
                                                               -------      -------      -------       -------      -------
  Net realized and unrealized gain (loss) on investments ..       1.88        (0.38)       (2.21)        (0.98)        1.56
                                                               -------      -------      -------       -------      -------
   Total from investment operations .......................       1.98        (0.31)       (2.17)        (0.94)        1.70
                                                               -------      -------      -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income ................      (0.06)          --        (0.07)        (0.14)       (0.14)
                                                               -------      -------      -------       -------      -------
  Distributions from capital gains ........................         --           --           --         (0.82)       (0.45)
                                                               -------      -------      -------       -------      -------
   Total distributions ....................................      (0.06)          --        (0.07)        (0.96)       (0.59)
                                                               -------      -------      -------       -------      -------
Net increase (decrease) in net asset value ................       1.92        (0.31)       (2.24)        (1.90)        1.11
                                                               -------      -------      -------       -------      -------
NET ASSET VALUE, End of Period ............................    $  8.92      $  7.00      $  7.31       $  9.55      $ 11.45
                                                               =======      =======      =======       =======      =======
TOTAL RETURN ..............................................      28.46%       (4.24)%     (22.88)%       (9.29)%      17.00%


RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ......................    $33,664      $25,732      $25,829       $32,071      $33,214
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor ..............       2.11%        2.29%        2.14%         2.06%        2.18%
 After reimbursement of expenses by Advisor ...............       1.60%        1.60%        1.60%         1.60%        1.60%
Ratios of net investment income to average net assets:
 After reimbursement of expenses by Advisor ...............       1.30%        0.69%        0.45%         0.43%        1.30%
 Portfolio Turnover .......................................         34%          47%          86%          117%          57%

CLASS B

NET ASSET VALUE, Beginning of Period ......................    $  6.89      $  7.25      $  9.48       $ 11.38      $ 10.28
                                                               -------      -------      -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................       0.04         0.02(b)     (0.02)        (0.03)(b)     0.05
                                                               -------      -------      -------       -------      -------
  Net realized and unrealized gain (loss) on investments ..       1.85        (0.38)       (2.20)        (0.98)        1.56
                                                               -------      -------      -------       -------      -------
   Total from investment operations .......................       1.89        (0.36)       (2.22)        (1.01)        1.61
                                                               -------      -------      -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income ................      (0.00)*         --        (0.01)        (0.07)       (0.05)
                                                               -------      -------      -------       -------      -------
  Distributions from capital gains ........................         --           --           --         (0.82)       (0.46)
                                                               -------      -------      -------       -------      -------
   Total distributions ....................................         --           --        (0.01)        (0.89)       (0.51)
                                                               -------      -------      -------       -------      -------
Net increase (decrease) in net asset value ................       1.89        (0.36)       (2.23)        (1.90)        1.10
                                                               -------      -------      -------       -------      -------
NET ASSET VALUE, End of Period ............................    $  8.78      $  6.89      $  7.25       $  9.48      $ 11.38
                                                               =======      =======      =======       =======      =======
TOTAL RETURN ..............................................      27.44%       (4.97)%     (23.48)%       (9.92)%      16.09%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ......................    $ 5,806      $ 4,591      $ 4,787       $ 5,497      $ 3,326
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor ..............       2.86%        3.04%        2.89%         2.81%        2.93%
 After reimbursement of expenses by Advisor ...............       2.35%        2.35%        2.35%         2.35%        2.35%
Ratios of net investment income (loss) to average
 net assets:
 After reimbursement of expenses by Advisor ...............       0.55%       (0.06)%      (0.30)%       (0.32)%       0.63%
 Portfolio Turnover .......................................         34%          47%          86%          117%          57%

-------------------
(b)  Calculated based on average shares outstanding.

     Total return without applicable sales charge.

*    Amount represents less than $0.005 per share.

APPENDIX A

CHART 1 N INVESTMENT ADVISER PAST PERFORMANCE

The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund ("USF") for the periods indicated. The USF are a series of variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Mutual Funds. They have been managed by members of MEMBERS Capital Advisors' portfolio management team or subadvisers who also manage the MEMBERS Mutual Funds. Similar performance data is also set forth below regarding the MFS-High Income Fund. The MFS-High Income Fund is an open-ended mutual fund that is managed by the same portfolio management team that provides subadvisory services for the MEMBERS High Income Fund. The investment objectives, policies, strategies and risks are substantially similar between each of those funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Mutual Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Mutual Funds. The performance data was calculated after deducting all fees and charges actually incurred by the USF and MFS<168> funds. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates and MFS absorbed certain expenses for the funds.

If the funds paid these expenses, the performance shown would have been less favorable.

ULTRA SERIES MONEY MARKET FUND PERFORMANCE

03        .75
02       1.50
01       3.79
00       5.86
99       4.69
98       5.00
97       5.01
96       4.72
95       5.21
94       3.34

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2003)

                               ONE-YEAR        FIVE-YEAR       TEN-YEAR
USF MONEY MARKET FUND           0.75%           3.35%           4.08%

90-DAY U.S. TREASURY BILL       1.07%           3.50%           4.30%

BEST CALENDAR QUARTER:          3Q2000          1.56%
WORST CALENDAR QUARTER:         4Q2003          0.16%

ULTRA SERIES BOND FUND PERFORMANCE

03        3.05
02        8.55
01        8.32
00        8.11
99        0.73
98        6.18
97        7.45
96        2.86
95       16.37
94       -3.06

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2003)

                               ONE-YEAR        FIVE-YEAR       TEN-YEAR
USF BOND FUND                   3.05%            5.70%          5.74%
LEHMAN BROS. INT. GOV./
 CREDIT BOND INDEX              4.31%            6.65%          6.63%

BEST CALENDAR QUARTER:          2Q1995          5.29%
WORST CALENDAR QUARTER:         1Q1994         -2.51%

MFS-HIGH INCOME FUND PERFORMANCE

03              22.76
02               3.06
01               0.24
00              -7.04
99               7.00
98               0.98
97              12.86
96              12.56
95              17.15
94               2.63

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2003)

                        ONE-YEAR        FIVE-YEAR       TEN-YEAR
MFS-HIGH INCOME
 FUND CLASS A            22.76%           7.79%           6.19%

LEHMAN BROTHERS
 HIGH YIELD INDEX        28.97%          10.21%           6.89%

BEST CALENDAR QUARTER:          2Q 2003         7.72%
WORST CALENDAR QUARTER:         3Q 1998        -7.74%

ULTRA SERIES BALANCED FUND PERFORMANCE

03             16.79
02            -11.13
01             -3.07
00              3.86
99             14.49
98             13.40
97             16.87
96             10.70
95             22.27
94             -0.46

ULTRA SERIES GROWTH AND INCOME STOCK FUND PERFORMANCE

03       25.91
02      -21.55
01      -10.71
00        0.82
99       17.95
98       17.92
97       31.42
96       22.02
95       31.75
94        1.42

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2003)

                               ONE-YEAR       FIVE-YEAR        TEN-YEAR
USF GROWTH AND
 INCOME STOCK FUND              25.91%           0.96%           10.24%

S&P 500 INDEX                   28.69%          -0.57%           11.07%

BEST CALENDAR QUARTER:          4Q1998          17.82%
WORST CALENDAR QUARTER:         3Q2002         -19.76%

ULTRA SERIES CAPITAL APPRECIATION STOCK FUND PERFORMANCE

03       29.11
02      -31.41
01       -9.11
00        4.28
99       25.19
98       20.90
97       31.57
96       21.44
95       30.75
94        5.44(1)

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2003)

                                        ONE-YEAR       FIVE-YEAR        TEN-YEAR
USF CAPITAL APPRECIATION STOCK FUND       29.11%          1.00%           N/A

S&P SUPERCOMPOSITE 1500 INDEX             29.59%          0.39%           N/A

BEST CALENDAR QUARTER:          4Q1998          20.84%
WORST CALENDAR QUARTER:         2Q2002         -20.73%

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2003)

                               ONE-YEAR       FIVE-YEAR        TEN-YEAR
USF BALANCED FUND               16.79%          3.65%            7.89%

BLENDED SYNTHETIC INDEX*        14.36%          3.29%            8.60%

BEST CALENDAR QUARTER:          4Q1998          11.44%
WORST CALENDAR QUARTER:         3Q2002          -8.46%

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

(1) The fund began operations on January 3, 1994. Data is for the period from January 3 through December 31, 1994.

The following documents contain more information about the funds and are available free upon request: Statement of Additional Information (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year (other than the Cash Reserves Fund). Requesting Documents. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds by contacting your financial representative or by contacting the funds at: MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390; telephone: 1-800-877-6089; Internet: www.membersfunds.com. Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company

File No. 811-08261

PRIVACY NOTICE

MEMBERS Capital Advisors values the trust and confidence you place in us by investing in the MEMBERS Mutual Funds. We have adopted policies and practices designed to protect your privacy. Protecting your privacy is paramount in our dedication to providing you with optimal service, as well as offering you a variety of investment products.

PERSONAL INFORMATION WE COLLECT

We only collect information about you that is necessary to establish and administer your account and provide attractive products and services, including:

- information we receive from your application or other forms such as name, address, age, Social Security number, name of your beneficiary(ies), etc.; and
- information about your transactions with us such as the type of product you buy, the shares you purchase, your method of purchase, etc.

PERSONAL INFORMATION WE MAY DISCLOSE

We may disclose the information we collect about you, as described above, to affiliates and non-affiliates when necessary to process your transactions or service your account, but only as permitted by law. Some examples of information we may disclose include:
- information to process account transactions you request or authorize;
- information to perform data processing services to maintain your records;
- information to perform services on our behalf, such as to print and distribute mailings or fund reports; and
- information shared in connection with legal proceedings, such as responding to a subpoena.
PROTECTIONS WE PLACE ON YOUR PERSONAL INFORMATION

We maintain physical,
electronic and procedural safeguards to guard your nonpublic personal information. These comply with federal regulations and include, among other things:
 - restricting access of nonpublic personal information to designated personnel on a need to know basis to provide you products or services;
- restricting access of nonpublic personal information to designated personnel responsible for maintaining information security practices; and
- prohibiting disclosure of nonpublic personal information of former customers to unaffiliated third parties except as required and permitted by law.

MEMBERS Capital Advisors' goal is to help our customers achieve their financial aspirations. We appreciate your business and look forward to serving your long-term investment needs. In light of the various ways our products are distributed, you may also receive other privacy notices from your financial representative or the broker/dealer with whom you conduct your business. Please read these notices carefully - protecting personal information should be everyone's business. If you have questions about our privacy practices, please call us at 1-800-877-6089. (THIS PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.)

                       STATEMENT OF ADDITIONAL INFORMATION

                              MEMBERS MUTUAL FUNDS
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH the currently effective PROSPECTUS FOR THE MEMBERS MUTUAL FUNDS (the "Trust"), WHICH IS REFERRED TO HEREIN. THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING For a copy of the Trust's prospectus, dated February 28, 2004, please call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.



The Trust's audited financial statements are incorporated herein by reference to the Trust's annual report for the fiscal year ended October 31, 2003, which has been filed with the U.S. Securities and Exchange Commission and provided to all shareholders. FOR A COPY OF THE Trust's annual report to shareholders, please CALL MEMBERS MUTUAL FUNDS AT 1-800-877-6089.



                                FEBRUARY 28, 2004

TABLE OF CONTENTS                                                                                                     Page
GENERAL INFORMATION...............................................................................................      1

INVESTMENT PRACTICES..............................................................................................      1
         Lending Portfolio Securities.............................................................................      1
         Restricted and Illiquid Securities.......................................................................      1
         Options on Securities and Securities Indices.............................................................      1
         Swap Agreements..........................................................................................      3
         Futures Contracts and Options on Futures Contracts.......................................................      4
         Foreign Transactions.....................................................................................      5
         Certain Bond Fund Practices..............................................................................      9
         Lower-Rated Corporate Debt Securities....................................................................      9
         Other Debt Securities....................................................................................     11
         Convertible Securities...................................................................................     12
         Repurchase Agreements....................................................................................     12
         Reverse Repurchase Agreements............................................................................     12
         Government Securities....................................................................................     12
         Forward Commitment and When-Issued Securities............................................................     13
         Mortgage-Backed and Asset-Backed Securities..............................................................     13
         Other Securities Related to Mortgages....................................................................     13
         Real Estate Investment Trusts............................................................................     15
         Practices that are Authorized but not Presently Employed Regularly to a Significant Extent...............     15
         Types of Investment Risk.................................................................................     15
         Higher-Risk Securities and Practices.....................................................................     17

FUND NAMES........................................................................................................     21

INVESTMENT LIMITATIONS............................................................................................     21

TEMPORARY DEFENSIVE POSITIONS.....................................................................................     21

PORTFOLIO TURNOVER................................................................................................     22

MANAGEMENT OF THE TRUST...........................................................................................     22
         Trustees and Officers....................................................................................     22
         Trustee Compensation.....................................................................................     22
         Committees...............................................................................................     22
         Trustee Holdings.........................................................................................     23

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST....................................................     28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES...................................................     28

PORTFOLIO MANAGEMENT..............................................................................................     29
         The Management Agreement with MEMBERS Capital Advisors, Inc..............................................     29
         Basis of Trustee Approval of Management and Subadvisory Agreement........................................     25
         MEMBERS Capital Advisors, Inc............................................................................     31
         The Management Agreements with Subadvisers...............................................................     31
         The Subadviser for the High Income Fund..................................................................     34
         The Subadviser for the Mid-Cap Fund......................................................................     34
         The Subadviser for the Multi-Cap Growth Fund.............................................................     34
         The Subadviser for the International Stock Fund..........................................................     35

TRANSFER AGENT....................................................................................................     28

CUSTODIAN.........................................................................................................     35

DISTRIBUTION......................................................................................................     28
         Principal Underwriter and Distribution of Fund Shares....................................................     28
         Distribution (12b-1) Plans And Agreement.................................................................     36

BROKERAGE.........................................................................................................     37

HOW SECURITIES ARE OFFERED........................................................................................     38
         Shares of Beneficial Interest............................................................................     38
         Voting Rights............................................................................................     40
         Limitation of Shareholder Liability......................................................................     40
         Limitation of Trustee and Officer Liability..............................................................     40
         Limitation of Interseries Liability......................................................................     40

MORE ABOUT PURCHASING AND SELLING SHARES..........................................................................     40
         Offering Price...........................................................................................     40
         Initial Sales Charge on Class A Shares...................................................................     40
         Deferred Sales Charge on Class B Shares..................................................................     41
         Special Redemptions......................................................................................     43

ADDITIONAL INVESTOR SERVICES......................................................................................     34
         Systematic Investment Program............................................................................     34
         Systematic Withdrawal Program............................................................................     34
         Exchange Privilege and Systematic Exchange Program.......................................................     35
         Reinstatement or Reinvestment Privilege..................................................................     35

NET ASSET VALUE OF SHARES.........................................................................................     44
         Cash Reserves Fund.......................................................................................     44
         Portfolio Valuation......................................................................................     45

DIVIDENDS, DISTRIBUTIONS AND TAXES................................................................................     46
         Federal Tax Status of the Funds..........................................................................     36
         Shareholder Taxation.....................................................................................     38

INDEPENDENT ACCOUNTANTS...........................................................................................     55

FINANCIAL STATEMENTS..............................................................................................     41

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES......................................................     41

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is a diversified open-end investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s) and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds currently available are CASH RESERVES, BOND, HIGH INCOME, BALANCED, GROWTH AND INCOME, CAPITAL APPRECIATION, MID-CAP, MULTI-CAP GROWTH AND INTERNATIONAL STOCK.



The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. Currently under Delaware law, business trusts organized in Delaware are now referred to as "statutory trusts." As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.


INVESTMENT PRACTICES


The MEMBERS Mutual Funds prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


LENDING PORTFOLIO SECURITIES

All funds, except the CASH RESERVES FUND, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc., to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.


When a fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the fund held the securities. See "Dividends, Distributions and Taxes."


RESTRICTED AND ILLIQUID SECURITIES


Each fund may invest in illiquid securities up to the percentage limits described on page in the Higher-Risk Securities and Practices table below. MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.


Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").


Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Trust's board of trustees or by the Investment Adviser or subadviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the INTERNATIONAL STOCK and HIGH INCOME FUNDS of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.



OPTIONS ON SECURITIES AND SECURITIES INDICES



Writing Options. Each fund (except the CASH RESERVES FUND) may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.


Each fund (other than the CASH RESERVES FUND) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.


Purchasing Options. Each fund (other than the CASH RESERVES FUND) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.


A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The BOND, HIGH INCOME and BALANCED FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the BOND, HIGH INCOME and BALANCED FUNDS will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the CASH RESERVES FUND) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.


Swap Agreements. Each of the funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return. Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.



Whether a fund's use of swap agreements enhances its total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. CERTAIN CATEGORIES OF SWAP AGREEMENTS OFTEN HAVE TERMS OF GREATER THAN SEVEN DAYS AND MAY BE CONSIDERED ILLIQUID. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Adviser will cause a fund to enter into swap agreements only with counterparties that are eligible as repurchase agreement counterparties under the fund's repurchase agreement guidelines.



Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The funds (other than the CASH RESERVES FUND) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.


Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.


If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.


Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.



The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds which may invest in futures transactions and related options transactions have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.



As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" section later in this document).


Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.


Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN TRANSACTIONS

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the CASH RESERVES FUND is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs", and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. Each of the funds may invest in ADRs, and each of the funds other than the CASH RESERVES FUND may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.


Investments in Emerging Markets. The Bond, HIGH INCOME, Balanced, Mid-Cap, MULTI-CAP GROWTH AND INTERNATIONAL STOCK FUNDS may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.


The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.


Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the BOND, HIGH INCOME, Balanced, Growth and Income, Capital Appreciation, MID-CAP, MULTI-CAP GROWTH AND INTERNATIONAL STOCK FUNDS may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.


An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.


These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities a fund intends to purchase. Each such fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.


If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The HIGH INCOME, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with Options Transactions" section earlier in this document for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The HIGH INCOME FUND and INTERNATIONAL STOCK FUND may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher-Risk Securities and Practices" table later in this document for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.


Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The HIGH INCOME and INTERNATIONAL STOCK FUNDS may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The HIGH INCOME FUND may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The HIGH INCOME FUND typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.


The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the HIGH INCOME or INTERNATIONAL STOCK FUNDS would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a segregated account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.


CERTAIN BOND FUND PRACTICES


The BOND, HIGH INCOME and BALANCED FUNDS (collectively, the "bond funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND and BALANCED FUNDS will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the BOND or BALANCED FUNDS in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See "Lower-Rated Corporate Debt Securities" below for a description of these securities and their attendant risks.


All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The BOND and BALANCED FUNDS will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The HIGH INCOME FUND may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, other than the CASH RESERVES FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

OTHER DEBT SECURITIES

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest and Pay-in-Kind. The HIGH INCOME AND MULTI-CAP GROWTH FUNDS may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.


Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.


Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Shareholder Taxation" later in this document.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The HIGH INCOME FUND may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

CONVERTIBLE SECURITIES

The HIGH INCOME, BALANCED, GROWTH AND INCOME, CAPITAL APPRECIATION, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the HIGH INCOME FUND invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

GOVERNMENT SECURITIES

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The BOND, HIGH INCOME, BALANCED and GROWTH AND INCOME FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.


OTHER SECURITIES RELATED TO MORTGAGES


Mortgage Pass-Through Securities. The Bond, Balanced and HIGH INCOME FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.



Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.


FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND MAY also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The HIGH INCOME FUND may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The HIGH INCOME FUND may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The HIGH INCOME FUND may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The HIGH INCOME FUND may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the HIGH INCOME FUND may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



Mortgage Dollar Rolls. The HIGH INCOME FUND may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


REAL ESTATE INVESTMENT TRUSTS


All funds other than the Cash Reserves Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.


PRACTICES THAT ARE AUTHORIZED BUT NOT PRESENTLY EMPLOYED Regularly to a Significant Extent


If any fund invests in options, financial futures, stock index futures and related options, no more than 10% of the fund's total assets will be at risk thereby.

All of the funds may invest in foreign securities, although only the INTERNATIONAL STOCK, MID-CAP, Multi-Cap Growth and HIGH INCOME FUNDS are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

HIGHER-RISK SECURITIES AND PRACTICES

SECURITY OR PRACTICE               DESCRIPTION                                                     RELATED RISKS
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American Depository Receipts       ADRs are receipts typically issued by a U.S. financial          Market, currency, information,
(ADRs)                             institution which evidence ownership of underlying securities   natural event, and political
                                   of foreign corporate issuers.  Generally, ADRs are in           risks (i.e., the risks of foreign
                                   registered form and are designed for trading in U.S. markets.   securities).

SECURITY OR PRACTICE               DESCRIPTION                                                     RELATED RISKS
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Asset-Backed Securities            Securities backed by pools of commercial and/or consumer        Credit, extension, prepayment,
                                   loans such as motor vehicle installment sales, installment      and interest rate risks.
                                   loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit
                                   card) agreements and other categories of receivables.
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Borrowing                          The borrowing of money from financial institutions or through   Leverage and credit risks.
                                   reverse repurchase agreements.
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Emerging Market Securities         Any foreign securities primarily traded on exchanges located    Credit, market, currency,
                                   in or issued by companies organized or primarily operating in   information, liquidity, interest
                                   countries that are considered lesser developed than countries   rate, valuation, natural event,
                                   like the U.S., Australia, Japan, or those of Western Europe.    and political risks.
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European and Global Depository     EDRs and GDRs are receipts evidencing an arrangement with a     Market, currency, information,
Receipts (EDRs and GDRs)           non-U.S. financial institution similar to that for ADRs and     natural event, and political
                                   are designed for use in non-U.S. securities markets.  EDRs      risks (i.e., the risks of foreign
                                   and GDRs are not necessarily quoted in the same currency as     securities).
                                   the underlying security.
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Foreign Money Market Securities    Short-term debt obligations issued either by foreign            Market, currency, information,
                                   financial institutions or by foreign branches of U.S.           interest rate, natural event, and
                                   financial institutions or foreign issuers.                      political risks.
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Foreign Securities                 Securities issued by companies organized or whose principal     Market, currency, information,
                                   operations are outside the U.S., securities issued by           natural event, and political
                                   companies whose securities are principally traded outside the   risks.
                                   U.S., or securities denominated or quoted in foreign
                                   currency.  The term "foreign securities" includes ADRs, EDRs,
                                   GDRs, and foreign money market securities.
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Forward Foreign Currency           Contracts involving the right or obligation to buy or sell a    Currency, liquidity, and leverage
Exchange Contracts                 given amount of foreign currency at a specified price and       risks.  When used for hedging,
                                   future date.                                                    also has hedging, correlation,
                                                                                                   and opportunity risks.  When used
                                                                                                   speculatively, also has
                                                                                                   speculation risks.
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts (including       In general, an agreement to buy or sell a specific amount of    Interest rate, currency, market,
financial futures contracts)       a commodity, financial instrument, or index at a particular     hedging or speculation, leverage,
                                   price on a stipulated future date. Financial futures            correlation, liquidity, credit,
                                   contracts include interest rate futures contracts, securities   and opportunity risks.
                                   index futures contracts, and currency futures contracts.
                                   Unlike an option, a futures contract obligates the buyer to buy and the seller to sell the underlying commodity or
                                   financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                Any investment that may be difficult or impossible to sell      Liquidity, valuation and market
                                   within 7 days for the price at which the fund values it.        risks.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities         Securities backed by pools of mortgages, including              Credit, extension, prepayment,
                                   passthrough certificates, planned amortization classes          and interest rate risks.
                                   (PACs), targeted amortization classes (TACs), collateralized mortgage obligations (CMOs), and when available, pools of
                                   mortgage loans generated by credit unions.
------------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities    Investing in debt securities rated below BBB/Baa (i.e.,         Credit, market, interest rate,
                                   "junk" bonds).                                                  liquidity, valuation, and
                                                                                                   information risks.
------------------------------------------------------------------------------------------------------------------------------------
Options (including options on      In general, an option is the right to buy (called a "call")     Interest rate, currency, market,
financial futures contracts)       or sell (called a "put") property for an agreed-upon price at   hedging or speculation, leverage,
                                   any time prior to an expiration date. Both call and put         correlation, liquidity, credit,
                                   options may be either written (i.e., sold) or purchased on      and opportunity risks.
                                   securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements              The purchase of a security that the seller agrees to buy back   Credit risk.
                                   later at the same price plus interest.
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities              Securities originally issued in a private placement rather      Liquidity, valuation, and market
                                   than a public offering.  These securities often cannot be       risks.
                                   freely traded on the open market.
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements      The lending of short-term debt securities; often used to        Leverage and credit risks.
                                   facilitate borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                 The lending of securities to financial institutions, which      Credit risk.
                                   provide cash or government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment         The purchase of shares issued by other investment companies.    Market risks and the layering of
Companies                          These investments are subject to the fees and expenses of       fees and expenses.
                                   both the MEMBERS Mutual Funds and the other investment
                                   company.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading                 Selling a security soon after purchase or purchasing it soon    Market risk.
                                   after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).

SECURITY OR PRACTICE               DESCRIPTION                                                     RELATED RISKS
------------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalization Companies   The purchase of securities issued by a company with a market    Market risk.
                                   capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock
                                   outstanding) of less than $1 billion.
------------------------------------------------------------------------------------------------------------------------------------
Swaps                              The entry into interest rate, index and currency exchange       Market, liquidity, currency,
                                   rate swap agreements whereby the parties agree to exchange      leverage and opportunity risks.
                                   rates of return (or differentials therein) earned or realized on predetermined investments or instruments.
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities and         The purchase or sale of securities for delivery at a future     Market, opportunity, and leverage
Forward Commitments                date; market value may change before delivery.                  risks.

H

HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only, for actual usage, consult the fund's annual and semi-annual reports.


                                                                                                   Growth    Capital
                                                          Cash                High                   and      Appre-     Mid-
                                                        Reserves   Bond      Income     Balanced   Income    ciation     Cap
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------------
Borrowing; Reverse Repurchase Agreements                  30        30         30         30        30         30        30
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                      *         *          *          *         *          *         *
------------------------------------------------------------------------------------------------------------------------------
Securities Lending                                         X        30         30         30        30         30        30
------------------------------------------------------------------------------------------------------------------------------
Short-term Trading                                         *         *          *          *         *          *         *
------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities; Forward Commitments               25        25         25         25        25         25        25
------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment Companies                      10        10**       10**       10**      10**       10**      10**
------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities                            X        20          *         10         5          5         5
------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                                        25(1)     25         50         25        25         25        25
------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities                                 X        10         25         10         X          X        10
------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities2                                      10        15         15         15        15         15        15
------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                                     25**      15         30**       15        15         15        15
------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities                                 X        50         30         25        10          X         X
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Swaps, Options and Futures Contracts
------------------------------------------------------------------------------------------------------------------------------
  -  Swaps                                                 X        15*        15*        15*       15*        15*       15*
------------------------------------------------------------------------------------------------------------------------------
  -  Options on Securities, Indices or Currencies          X        10**       10         10**      10**       10**      10**
------------------------------------------------------------------------------------------------------------------------------
  -  Futures Contracts3                                    X        10**       10**       10**      10**       10**      10**
------------------------------------------------------------------------------------------------------------------------------
  -  Options on Futures Contracts3                         X        10**       10**       10**      10**       10**      10**
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts                X        10**       10         10**      10**       10**      10**

                                                        Multi-
                                                          Cap      Int'l
                                                        Growth     Stock
--------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------
Borrowing; Reverse Repurchase Agreements                  30        30
--------------------------------------------------------------------------
Repurchase Agreements                                      *         *
--------------------------------------------------------------------------
Securities Lending                                        30        30
--------------------------------------------------------------------------
Short-term Trading                                         *         *
--------------------------------------------------------------------------
When-Issued Securities; Forward Commitments                *        25
--------------------------------------------------------------------------
CONVENTIONAL SECURITIES
--------------------------------------------------------------------------
Shares of Other Investment Companies                      10**      10**
--------------------------------------------------------------------------
Non-Investment Grade Securities                            5         5
--------------------------------------------------------------------------
Foreign Securities                                        25         *
--------------------------------------------------------------------------
Emerging Market Securities                                10        25
--------------------------------------------------------------------------
Illiquid Securities2                                      15        15
--------------------------------------------------------------------------
Restricted Securities                                     15        15
--------------------------------------------------------------------------
Mortgage-backed Securities                                 X         X
--------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
--------------------------------------------------------------------------
Swaps, Options and Futures Contracts
--------------------------------------------------------------------------
  -  Swaps                                                15*       15*
--------------------------------------------------------------------------
  -  Options on Securities, Indices or Currencies         10**      10**
--------------------------------------------------------------------------
  -  Futures Contracts3                                   10**      10**
--------------------------------------------------------------------------
  -  Options on Futures Contracts3                        10**      10**
--------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts               10        10**


(1) U.S. Dollar-denominated foreign money market securities only.

(2) Numbers in this row refer to net, rather than total, assets.


(3) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.


LEGEND

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

FUND NAMES

In compliance with Rule 35d-1 of the Investment Company Act, a fund name that suggests the fund will focus its investments in a particular industry, group of industries, or type of investment must invest at least 80% of its assets in the particular industry, group of industries, or type of investment that the name suggests. The rule includes, but is not limited to, funds whose names include the terms "small, mid or large capitalization", "municipal and municipal bond", "high-yield", "stock", the name of a country or geographical region, tax-exempt, or an industry name. We believe the BOND, HIGH INCOME, MID-CAP and INTERNATIONAL STOCK FUNDS come under this rule. Shareholders of funds subject to this rule will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

CASH RESERVES FUND               25% (limited to U.S. dollar denominated foreign money market securities)
BOND FUND                        25%
HIGH INCOME FUND                 50%
BALANCED FUND                    25%
GROWTH AND INCOME FUND           25%
CAPITAL APPRECIATION FUND        25%
MID-CAP FUND                     25%
MULTI-CAP GROWTH FUND            25%
INTERNATIONAL STOCK FUND         100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the CASH RESERVES, GROWTH AND INCOME, AND CAPITAL APPRECIATION FUNDS) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER


While the CASH RESERVES FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.



Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the BOND, BALANCED and MULTI-CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the BOND, BALANCED and MULTI-CAP GROWTH FUNDS) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.


MANAGEMENT OF THE TRUST

MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.


The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, a majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.


The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.


TRUSTEES AND OFFICERS


INTERESTED TRUSTEES AND OFFICERS


                                                 Term of                                            NUMBER OF
                                               Office and                                           PORTFOLIOS     OTHER OUTSIDE
                                POSITION(S)     LENGTH OF                                            OVERSEEN      DIRECTORSHIPS
     NAME, ADDRESS AND         HELD WITH THE      Time         PRINCIPAL OCCUPATION DURING           IN FUND          HELD BY
       YEAR OF BIRTH                FUND        Served 1             PAST FIVE YEARS                 COMPLEX 2       DIRECTOR 6
-----------------------------------------------------------------------------------------------------------------------------------
Michael S. Daubs(3), (4)       Trustee,         1997 -        CUNA Mutual Insurance Society             19              None
5910 Mineral Point Road        Chairman         Present       Madison, WI
Madison, WI 53705                                             Chief Officer - Investments,
Year of Birth: 1943                                           1990 - Present

                                                              MEMBERS Capital Advisors, Inc.
                                                              Madison, WI
                                                              President, 1982 - Present

                                                              CUNA Mutual Life Insurance

--------

1 The Fund Complex consists of the Trust, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

2 At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(3)   "Interested person" as defined in the 1940 Act.

(4) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(5) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(6)   Include only directorships with companies that:

      (a) have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act; or

      (b) are subject to the requirements of Section 15(d) of the Securities Exchange Act; or are registered as an investment company.

                                                 Term of                                            NUMBER OF
                                               Office and                                           PORTFOLIOS     OTHER OUTSIDE
                                POSITION(S)     LENGTH OF                                            OVERSEEN      DIRECTORSHIPS
     NAME, ADDRESS AND         HELD WITH THE      Time         PRINCIPAL OCCUPATION DURING           IN FUND          HELD BY
       YEAR OF BIRTH                FUND        Served 1             PAST FIVE YEARS                 COMPLEX 2       DIRECTOR 6
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Company, Madison, WI
                                                              Chief Officer - Investments,
                                                              1973 - Present

Lawrence R. Halverson(3), (5)  Trustee,         1997 -        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road        President and    Present       Madison, WI                               19              None
Madison, WI 53705              Principal                      Senior Vice President, Equities
Year of Birth: 1945            Executive                      1996 - Present
                               Officer
                                                              CUNA Brokerage Services, Inc.
                                                              Madison, WI
                                                              President, 1996 - 1998

-----------------------------------------------------------------------------------------------------------------------------------
Mary E. Hoffmann(3)            Treasurer        1998 -        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road                         Present       Madison, WI                               19              N/A
Madison, WI  53705                                            Assistant Vice President - Finance
Year of Birth: 1970                                           & Operations, 2001 - Present

                                                              Product Operations and Finance
                                                              Manager, 1998 - 2001

                                                              CUNA Mutual Insurance Society
                                                              Madison, WI
                                                              Investment Accounting Supervisor,
                                                              1996 - 1998
-----------------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot(3)             Secretary and    1999 -        MEMBERS Capital Advisors, Inc.            19              N/A
5910 Mineral Point Road        Assistant        Present       Madison, WI
Madison, WI 53705              Treasurer                      Senior Manager - Product and Fund
Year of Birth: 1960                                           Operations, 2001 - Present

                                                              Operations & Administration
                                                              Manager, 1998 - 2001
-----------------------------------------------------------------------------------------------------------------------------------
Dan Owens(3)                   Assistant
5910 Mineral Point Road        Treasurer        2000 -        MEMBERS Capital Advisors, Inc.            19              N/A
Madison, WI 53705                               Present       Madison, WI
Year of Birth: 1966                                           Senior Manager - Portfolio
                                                              Operations, 2001 - Present

                                                              Investment Operations Manager,
                                                              1999 - 2001

                                                              AmerUS Capital Management
                                                              Des Moines, Iowa
                                                              Manager, Investment Accounting -
                                                              Reporting, 1998 - 1999

                                                              AmerUs Life Holdings, Inc.
                                                              Des Moines, Iowa
                                                              Senior Investment Accountant,
                                                              1994 - 1998


1
2

-----------

1 The Fund Complex consists of the Trust, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

2 At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(3)   "Interested person" as defined in the 1940 Act.

(4) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(5) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

DISINTERESTED TRUSTEES


                                                 Term of                                            NUMBER OF
                                               Office and                                           PORTFOLIOS     OTHER OUTSIDE
                                POSITION(S)     LENGTH OF                                            OVERSEEN      DIRECTORSHIPS
     NAME, ADDRESS AND         HELD WITH THE      Time         PRINCIPAL OCCUPATION DURING           IN FUND          HELD BY
       YEAR OF BIRTH                FUND        Served 1             PAST FIVE YEARS                 COMPLEX 2       DIRECTOR 6
-----------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland               Trustee          2003 -         Lutheran Brotherhood Mutual Funds
2000 Heritage Way                               Present        Chairman and President                   19          Regis Corp.,
Waverly, IA  50677                                             Lutheran Brotherhood                                   Director,
Year of Birth:  1938                                           Chief Investment Officer                             1980-Present
                                                               (now Thrivent Financial)

                                                               A.L.S. Society
                                                               Treasurer,
                                                               2002-Present
-----------------------------------------------------------------------------------------------------------------------------------
Gwendolyn M. Boeke             Trustee          1997 -         Wartburg Theological Seminary            19              None
2000 Heritage Way                               Present        Development Association, Dubuque,
Waverly, IA 50677                                              Iowa
Year of Birth: 1934                                            Development Associate
                                                               1997 - Present

                                                               Evangelical Lutheran Church in
                                                               America Foundation, Chicago,
                                                               Illinois
                                                               Regional Director, 1990 - 2000

                                                               Wartburg College
                                                               Dubuque, Iowa
                                                               Director, 1986-2001
-----------------------------------------------------------------------------------------------------------------------------------
Alfred L. Disrud               Trustee          1997 -         Planned Giving Services                  19              None
2000 Heritage Way                               Present        Waverly, Iowa
Waverly, IA 50677                                              Owner, 1986 - Present
Year of Birth: 1921

(6)   Include only directorships with companies that:

     (a) have a class of securities registered with the SEC under Section 12 o the Securities Exchange Act; or

     (c) are subject to the requirements of Section 15(d) of the Securities Exchange Act; or are registered as an investment company.

     (d)

1 The Fund Complex consists of the Trust, with 9 portfolios, and Ultra Series Fund, with 10 portfolios.

2 At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.

(3)   "Interested person" as defined in the 1940 Act.

(4) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(5) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.

(6)   Include only directorships with companies that:

      (a) have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act; or

      (d) are subject to the requirements of Section 15(d) of the Securities Exchange Act; or are registered as an investment company.
      (f)

                                          TERM OF
                                         OFFICE AND                                          NUMBER OF
                                          LENGTH OF                                         PORTFOLIOS
                                            TIME                                            OVERSEEN IN     OTHER OUTSIDE
NAME, ADDRESS AND     POSITION(S) HELD     SERVED        PRINCIPAL OCCUPATION DURING           FUND         DIRECTORSHIPS
  YEAR OF BIRTH        WITH THE FUND         1                  PAST FIVE YEARS              COMPLEX2     HELD BY DIRECTOR(6)
  -------------        -------------     ----------     ---------------------------         -----------   -------------------
Thomas C. Watt            Trustee          1997 -      Wells Fargo Bank                         19               None
2000 Heritage Way                          Present     Community Director
Waverly, IA 50677                                      1985 - Present
Year of Birth: 1936

                                                       Vision Development Services, Inc.
                                                       Consultant, Waterloo, Iowa
                                                       1997 - 2002

                                                       MidAmerica Energy Company
                                                       Waterloo, Iowa
                                                       Manager, Business Initiatives,
                                                       1987 - 1999

Set forth below for each of the Trust's Officers and Trustees other than the Disinterested Trustees is information regarding positions held with affiliated persons or the principal underwriter of the Trust. The Disinterested Trustees did not hold any such positions, other than serving as Trustees of the other portfolios in the Fund Complex.



                                                                          OTHER FUNDS IN FUND
                         POSITIONS HELD WITH AFFILIATED PERSONS OR     COMPLEX FOR WHICH THE SAME
       NAME                 PRINCIPAL UNDERWRITER OF THE TRUST(6)           POSITION IS HELD
       ----                 -------------------------------------           ----------------
Michael S. Daubs         MEMBERS Capital Advisors, Inc.                     Ultra Series Fund,
                         President & Director,                         Consisting of 10 portfolios
                         1982 - Present

Lawrence R. Halverson    MEMBERS Capital Advisors, Inc.                     Ultra Series Fund,
                         Senior Vice President,                        Consisting of 10 portfolios
                         1996 - Present
                         Secretary, 1992 - Present

Holly S. Baggot          MEMBERS Capital Advisors, Inc.                             11
                         Senior Manager, Product & Fund Operations
                         2001 - Present

Mary E. Hoffmann         MEMBERS Capital Advisors, Inc.                             11
                         Assistant Vice President - Finance &
                         Operations, 2001 - Present

Dan Owens                MEMBERS Capital Advisors, Inc.                             11
                         Senior Manager, Portfolio Operations,
                         2001 - Present





TRUSTEE COMPENSATION


                             AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM
  TRUSTEE NAME                   FROM TRUST(1)          TRUST AND FUND COMPLEX(1, 2)
  ------------                   -------------          ----------------------------
Michael S. Daubs(3)                  None                           None

Lawrence R. Halverson(3)             None                           None

Rolf F. Bjelland                   $2,187.50                     $ 4,375.00

Gwendolyn M. Boeke                 $5,062.50                     $10,125.00

Alfred L. Disrud                   $5,062.50                     $10,125.00

Thomas C. Watt                     $5,250.00                     $10,500.00



(1) Amounts for the fiscal year ending October 31, 2003.


(2) "Fund Complex" includes the Trust and the Ultra Series Fund.

(3) Non-compensated interested trustee.


There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.


COMMITTEES

AUDIT COMMITTEE


Members:  Rolf F. Bjelland - Chairman
          Gwendolyn M. Boeke

          Thomas C. Watt
          Alfred L. Disrud


Function:

(1)      Meet with the Trust's independent public accountants to:

         (a)      review the arrangements for and scope of the audit;

         (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit;

         (c) consider the independent auditors' comments and suggestions with respect to the Trust's financial policies, accounting procedures and internal accounting controls; and

         (d) review the form of opinion the auditors propose to render to the Trust;

(2) Review memoranda, if any, prepared by the independent auditors setting forth any recommended procedural changes;

(3) Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent auditors;

(4) Review audit and non-audit services provided to the Trust by such independent auditors and the fees charged for such services;

(5) Consider whether to retain the auditors for the next fiscal year and, in connection therewith, evaluate the independence of the auditors; and

(6) Report to the Board from time to time and make such recommendations with respect to the above and such other matters, as the Audit Committee may deem necessary or appropriate.


The Audit Committee met twice in 2003.


VALUATION COMMITTEE (FAIR VALUE COMMITTEE)


Members:  Lawrence R. Halverson
          Michael S. Daubs
          Thomas C. Watt


Function:


Make a good faith determination of the fair value of portfolio securities that have no readily available market quotation. The Fair Value Committee did not meet in 2003.



Trustees HOLDINGS



Interested Trustees



                        DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
   NAME OF TRUSTEE        IN MEMBERS MUTUAL FUNDS(1, 2)      SECURITIES IN FUND COMPLEX(1, 2)
   ---------------        -----------------------------      --------------------------------
Michael S. Daubs                 $10,001 - $50,000                         Over $100,000
Lawrence R. Halverson            $10,001 - $50,000                    $50,001 - $100,000



DISINTERESTED Trustees



Rolf F. Bjelland                 $50,000 - $100,000                   $50,000 - $100,000
Gwendolyn M. Boeke               $ 10,001 - $50,000                   $ 10,001 - $50,000
Alfred L. Disrud                 $ 10,001 - $50,000                   $ 10,001 - $50,000
Thomas C. Watt                          None                                 None


(1) Information provided is as of December 31, 2003.

(2) Dollar Ranges are as follows: None; $1 - $10,000; $10,001-$50,000; $50,001 -
$100,000; Over $100,000

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to individuals (and their "immediate family" as described in the prospectus) who within the past twelve months were trustees, directors, officers, or employees of the CUNA Mutual Group or any of its affiliated companies or were trustees or employees of the MEMBERS Mutual Funds and Ultra Series Fund Boards.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control such funds. Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.

The following table sets forth 5% or more record ownership of shares of each fund as of January 31, 2004.


CLASS A SHARES


                                                                      GROWTH   CAPITAL             MULTI-CAP
                                  CASH                        HIGH     AND     APPRE-    MID-CAP    GROWTH      INT'L
            SHAREHOLDER          RESERVE   BOND   BALANCED   INCOME   INCOME   CIATON     FUND       FUND       STOCK
            -----------          -------   ----   --------   ------   ------   ------     ----       ----       -----
CUNA Mutual Insurance Society     15.30                                                                         15.19
5910 Mineral Point Road
Madison, WI  53705

CUNA Mutual Life Insurance Co.    15.31             13.26     17.48              15.31     33.77                 9.11
5910 Mineral Point Road
Madison, WI 53705

CUMIS Insurance Society, Inc.                        5.77                                                       54.26
5910 Mineral Point Road
Madison, WI  53705

Trust Under CMIS Non-Qualified             7.59                        14.47                          6.57
Deferred Compensation Plan for
Employees
5910 Mineral Point Rd
Madison WI 53705





CLASS B SHARES


As of January 31, 2004, no account of record owned 5% or more of Class B shares of any fund.



The funds' trustees, officers and directors, as a group, owned less than 1% of the outstanding voting securities of each fund on January 31, 2004.


PORTFOLIO MANAGEMENT

THE MANAGEMENT AGREEMENT WITH MEMBERS CAPITAL ADVISORS, INC.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies, and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:


                                          TOTAL ADVISORY FEES    TOTAL ADVISORY FEES    TOTAL ADVISORY FEES
                                          INCURRED DURING THE    INCURRED DURING THE    INCURRED DURING THE
                                           FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
        FUND            MANAGEMENT FEE     OCTOBER 31, 2003        OCTOBER 31, 2002      OCTOBER 31, 2001
        ----            --------------     ----------------        ----------------      ----------------
Cash Reserves                0.40%              $  124,969            $  103,583            $   52,255
Bond                         0.50%              $  695,197            $  432,610            $  182,460
High Income                  0.55%              $  240,601            $  162,092            $  130,088
Balanced                     0.65%              $1,097,205            $1,109,117            $  790,296
Growth and Income            0.55%              $  719,339            $  860,960            $  867,814
Capital Appreciation         0.75%              $  886,611            $1,041,366            $  855,457
Mid-Cap                      0.95%              $  374,697            $  315,358            $  100,869
Multi-Cap Growth             0.75%              $  127,560            $  132,589            $  180,003
International Stock          1.05%              $  345,085            $  340,221            $  368,692
TOTALS                                          $4,611,264            $4,497,896            $3,527,934

MEMBERS Capital Advisors has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

        Fund                     Other Expense "Cap"
        ----                     -------------------
CASH RESERVES                          0.15%
BOND                                   0.15%
HIGH INCOME                            0.20%
BALANCED                               0.20%
GROWTH AND INCOME                      0.20%
CAPITAL APPRECIATION                   0.20%
MID-CAP                                0.20%
MULTI-CAP GROWTH                       0.20%
INTERNATIONAL STOCK                    0.30%

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

BASIS OF TRUSTEE APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS


At a meeting held November 13, 2003, the board of trustees, including a majority of the independent trustees, considered whether to approve the Trust's investment advisory and subadvisory agreements, with the assistance of independent counsel to the independent trustees (discussed below). The board of trustees considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature, extent and quality of services to be provided to the Trust, the funds and their respective shareholders; (b) the investment adviser's anticipated costs in providing those services and its profitability in providing such services; (c) the extent to which economies of scale and common management are reflected in fund expense levels; (d) the management fees compared to those of other comparable mutual funds; (e) the expense ratios compared with those of other comparable mutual funds; and (f) other benefits to be derived in connection with the investment adviser's or subadviser's relationship with the Trust.



As part of its consideration of the quality of services to be provided to the Trust, funds and shareholders by the Adviser, the board of trustees reviewed the Adviser's anticipated profit/loss situation with respect to each fund and on an aggregate basis, and the board of trustees, including a majority of the independent trustees, considered the Adviser's anticipated profit/loss situation to be reasonable in relation to the nature, quality and costs of the Adviser's services.



As part of its consideration of the economies of scale and advisory fees, the board of trustees also considered the projected expense ratios of the funds and the costs incurred by the Adviser as a result of contractual expense limitations imposed. In comparing the expense ratio of each of the funds to those of other mutual funds, the board of trustees, including a majority of the independent trustees, took into account that the projected expense ratios compared favorable to those of other comparable mutual funds.



On the basis of the board's review and analysis of the foregoing information, the board found in the exercise of its business judgment, that the terms of the investment advisory agreement and each sub-advisory agreement are fair and reasonable and in the best interest of shareholders of the applicable fund.



As of September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act. The Management Agreement, unless sooner terminated, shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.


The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

MEMBERS CAPITAL ADVISORS, INC.


CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

MEMBERS Capital Advisors' directors and principal officers are as follows:


Joyce A. Harris                Director and Chair
George A. Nelson               Director and Vice Chair
Michael S. Daubs               Director and President
James C. Hickman               Director
Michael B. Kitchen             Director
Lawrence R. Halverson          Senior Vice President
Jeffrey B. Pantages            Senior Vice President
Mary E. Hoffmann               Secretary, Treasurer and Assistant Vice President
Tracy K. Lien                  Assistant Secretary
Scott D. Knapp                 Vice President



Portfolio Manager Compensation. Portfolio manager compensation at MEMBERS Capital Advisors consists of a base amount, an annual incentive award and a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative markets and peer groups of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MEMBERS Capital Advisors for all major clients, and the financial results of MEMBERS Capital Advisors and it's parent company, CUNA Mutual Group. The long-term incentive award is based on the overall investment results of MEMBERS Capital Advisors for all major clients, and is deferred for three years, during which time it is valued as if it were invested among any of several MEMBERS Capital Advisors-managed funds as directed by the portfolio manager.



Proxy Voting Policies. The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors, which policies and procedures are used to determine how to vote proxies relating to such funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of each fund when a vote presents a conflict of interest between the interests of: (1) the fund's shareholders and (2) MEMBERS Capital Advisors, the fund's sub-adviser's (if any) and CBSI. Specifically, each fund has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors and/or its sub-adviser, summaries of which may be found in Appendix A hereto. A description of the policies and procedures used to determine how to vote proxies relating to the Trust's portfolio securities is available (i) without charge, upon request, by calling 1-800-877-6089, toll-free; (ii) on the Trust's web site, at www.membersfunds.com; and (iii) on the Commission's web site at www.sec.gov.



Selective Disclosure of Portfolio Holdings. MEMBERS Capital Advisors provides certain information regarding the funds' portfolio holdings, including lists of such portfolio holdings detailing the issuer, issue, and amounts owned by the funds: (1) semiannually in the Trust's semi-annual and annual reports to shareholders; and (2) quarterly to Morningstar and Lipper Analytical Services, Inc. In addition, MEMBERS Capital Advisors also distributes lists of each fund's ten largest holdings and the percentage of the fund's holdings such securities represent on a quarterly basis to registered representatives of CBSI, the Trust's affiliated principal underwriter. The lists of the funds' top ten holdings are also publicly available and updated monthly via the Trust's web site, at www.membersfunds.com.



Code of Ethics. The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MEMBERS Capital Advisors and the various Subadvisers, including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MEMBERS Capital Advisors also has adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.



In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust or MEMBERS Capital Advisors. More specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any fund may purchase or sell any security within seven days before or after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics.


THE MANAGEMENT AGREEMENTS WITH SUBADVISERS

As described in the prospectus, MEMBERS Capital Advisors manages the assets of the HIGH INCOME, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of HIGH INCOME, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS.

THE SUBADVISER FOR THE HIGH INCOME FUND

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

Percentage          Net Assets Managed by MFS
----------          -------------------------
  0.375%               First $100 million
  0.350%               Next $150,000,000
  0.325%               Next $250,000,000
  0.300%               Over $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:


Fiscal Year Ended
   October 31            Amount
   ----------            ------
     2003               $166,540
     2002                113,018
     2001                 91,121


THE SUBADVISER FOR THE MID-CAP FUND

As of the date of the prospectus, Wellington Management Company, LLP (Wellington Management) is the only subadviser managing some of the assets of the MID-CAP FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.60% of net assets managed by Wellington Management.

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:


Fiscal Year Ended
   October 31                        Amount
   ----------                        ------
     2003                           $ 47,323
     2002                             39,829
     2001                             12,741


THE SUBADVISER FOR THE MULTI-CAP GROWTH FUND


As of the date of the prospectus, Wellington Management is the only subadviser managing the assets of the MULTI-CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:



Percentage                Net Assets Managed by Wellington Management
----------                -------------------------------------------
  0.50%                             First $100,000,000
  0.40%                              Over $100,000,000


Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:


Fiscal Year Ended
   October 31                         Amount
   ----------                         ------
     2003                            $ 85,031
     2002                              32,870


Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and Massachusetts Financial Services (MFS) that was terminated May 1, 2002, MEMBERS Capital Advisors paid a management fee to MFS as follows:


Fiscal Year Ended
   October 31                        Amount
   ----------                        ------
      2003                          $     --
      2002                            49,964
      2001                           107,894

THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND


As of the date of the prospectus, Lazard Asset Management LLC (Lazard) is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND.


For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

EAFE Subportfolio:                        Emerging Markets Subportfolio:        0.75%
------------------                        ------------------------------
First $25 million        0.65%
Next $25 million         0.55%          International Small Cap Subportfolio:   0.75%
Above $50 million        0.50%

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard as follows:


Fiscal Year Ended
   October 31                        Amount
   ----------                        ------
     2003                          $ 227,851
     2002                            224,168
     2001                            241,135


TRANSFER AGENT


Boston Financial Data Services (BFDS), Two Heritage Drive, Quincy, MA 02171, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:


REGULAR MAIL:                             EXPRESS, CERTIFIED OR REGISTERED MAIL:
MEMBERS Mutual Funds                      MEMBERS Mutual Funds
P. O. Box 8390                            c/o BFDS
Boston, MA 02266-8390                     66 Brooks Drive
                                          Braintree, MA 02184


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

DISTRIBUTION


PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES



Shares of the Trust are offered continuously. CUNA Brokerage Services, Inc. ("CBSI"), with its principal place of business at 5910 Mineral Point Road, Madison, WI 53705, is the Trust's principal underwriter and distributor. CBSI is an affiliate of MEMBERS Capital Advisors, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society.



The shares are currently issued and redeemed through CBSI, pursuant to a Distribution Agreement between the Trust and CBSI. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.



The aggregate dollar amount of underwriting commission paid to and retained by the distributor was $319,481 for the fiscal year ending October 31, 2003, $287,444 for the fiscal year ending October 31, 2002 and $251,362 for the fiscal year ending October 31, 2001.

DISTRIBUTION (12b-1) PLANS AND AGREEMENT


The Trust has entered into a Distribution Agreement with CBSI, the Trust's principal underwriter. Under the Distribution Agreement, CBSI is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CBSI. CBSI accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CBSI and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.



The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CBSI for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares,
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CBSI is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CBSI may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.



The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved annually by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.



Pursuant to the Plans, at least quarterly, CBSI provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.



The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CBSI; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.



Amounts paid to CBSI by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.



The table below shows the dollar amounts spent by the Trust under the Plans for the fiscal year ending October 31, 2003 for each of the following items:



Advertising                                                                     0
Printing and mailing of prospectuses to other than current                      0
shareholders
Compensation to underwriters                                                    0
Compensation to broker-dealers                                         $   24,576
Compensation to sales personnel                                        $4,248,444
Interest, carrying, or other financing charges                                  0
General operation expenses                                             $   64,040

BROKERAGE

MEMBERS Capital Advisors and the subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions, and (3) the negotiation of brokerage commissions, if any, charged on such transactions.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bid and ask price, which is the amount of compensation to the dealer.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.

In effecting transactions in portfolio securities, MEMBERS Capital Advisors and the subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. This means that MEMBERS Capital Advisors and the subadvisers will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MEMBERS Capital Advisors and the subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MEMBERS Capital Advisors and the subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MEMBERS Capital Advisors or a subadviser believes that such services will enhance its general portfolio management capabilities, and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MEMBERS Capital Advisors and the subadvisers in determining the overall reasonableness of brokerage commissions paid.

With regard to (7) above, MEMBERS Capital Advisors and the subadvisers may consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the funds, and (b) affiliates of MEMBERS Capital Advisors and the subadvisers. These research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MEMBERS Capital Advisors and the subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors and the subadvisers. Such services are used by MEMBERS Capital Advisors and the subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MEMBERS Capital Advisors and the subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or the subadvisers' other clients.

In addition to the general research services described above, MEMBERS Capital Advisors and the subadvisers may receive various specific research products and services which are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service to be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on transactions on which such research products and services are not received.

Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services, or designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any broker or dealer, in connection with the acquisition of securities in underwritings. MEMBERS Capital Advisors and the subadvisers may also effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MEMBERS Capital Advisors or the subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

On occasions when MEMBERS Capital Advisors or a subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MEMBERS Capital Advisors, the subadviser or an affiliate acts as investment adviser), MEMBERS Capital Advisors or the subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MEMBERS Capital Advisors or a subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MEMBERS Capital Advisors and the subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

Subject to the above considerations, the subadvisers may use a broker that is an affiliated person of the Trust or the subadvisers (or their affiliates), to effect transactions on a securities exchange for a fund it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the disinterested Trustees, have adopted or approved procedures for the subadvisers which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the subadvisers and/or affiliated brokers.

Where advantageous for all affected accounts, MEMBERS Capital Advisors and its subadvisers may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors or its subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.


The Trust paid the following amounts in brokerage commissions for the fiscal years ended October 31:





          Fund                   2003                  2002                  2001
          ----                   ----                  ----                  ----
Cash Reserves Fund                    --                     --                    --
Bond Fund                             --                     --                    --
High Income Fund              $    71.65                     --                    --
Balanced Fund                 $47,945.56            $ 43,772.75           $ 46,595.09
Growth and Income Fund        $63,459.67            $ 54,458.34           $ 81,952.77
Capital Appreciation Fund     $83,639.77            $106,025.85           $111,746.99
Mid-Cap Fund                  $36,222.75            $ 43,698.48           $ 20,192.80
Multi-Cap Fund                $75,168.11            $115,988.79           $ 80,118.22
International Stock Fund      $36,617.59            $ 60,470.95           $ 73,295.41



During the fiscal year ended October 31, 2003, the Trust paid $232,420 in brokerage commissions to firms for providing research services involving approximately $11,227,132,472 of transactions. The provision of research services was not necessarily a factor in the placement of all of this business with such firms.


HOW SECURITIES ARE OFFERED

SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class D. Additional classes of shares may be offered in the future. At this time, Class D shares have been authorized by the Trustees, but are not yet offered.



The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective class of shares. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.



Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (1) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (2) Class B shares will pay higher distribution and service fees than Class A shares; and (3) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.


In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

VOTING RIGHTS

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

LIMITATION OF SHAREHOLDER LIABILITY


Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act ("DSTA") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DSTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.



To guard against this risk, the Declaration: (1) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (2) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (3) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.


LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

OFFERING PRICE


Shares of each fund are offered at a price equal to their NAV next determined after receipt in good order of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including any purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.


INITIAL SALES CHARGE ON CLASS A SHARES


Class A shares are offered at a price that includes an initial "front-end" sales charge that is deducted from your investment at the time you purchase shares. Depending upon the amount you invest, the sales charge may be reduced and or eliminated for larger purchases. The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus.

Class A shares may be offered without front-end sales charges to various individuals and institutions, or issued or purchased in specific transactions as described in the prospectus. Class A shares may also be offered without a front-end sales charge pursuant to the funds' reinstatement or reinvestment privilege (see "Other Investor Services").






In addition, there are several ways investors may combine multiple purchases to reduce Class A sales charges as disclosed in the prospectus and further described below.



Rights of Combination. Purchases may be combined to reduce Class A sales charges if made by:



         - you and your immediate family for your own account(s), including individual retirement, custodial and personal trust accounts;



         - a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and



         - groups which qualify for the Group Investment Program.



Group Investment Program. Certain qualified pension plans or non-qualified group investment plan participants may be eligible for rights of combination. This would include a 401k plan with less than $250,000 in assets and 457(b) or 457(f) plans.



Rights of Accumulation. You may add the historical cost of your existing purchases in any fund and class of shares of the MEMBERS Mutual Funds (including combinations), to the amount of your next purchase of Class A shares of a fund to qualify for reduced sales charges.



Letter of Intent. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention ( "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, excluding reinvested dividends and capital gains, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.



The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the purchase) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.



In order to ensure that you receive a reduction or waiver of your Class A sales charge, you need to inform your financial representative or MEMBERS Mutual Funds at the time you purchase shares that you qualify for such a reduction or waiver. If notification is not provided, you may not receive the sales charge discount or waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a reduction or waiver of sales charges.


DEFERRED SALES CHARGE ON CLASS B SHARES


Investments in Class B shares are purchased at their NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment. The funds' distributor pays a commission equal to 4% of the amount invested to broker/dealers who sell Class B shares. Class B shares automatically convert to Class A shares, based on relative net asset value, at the end of the eighth year after purchase (the seventh year after purchase for Class B shares purchased prior to February 28, 2003).



CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within six years of purchase (five years for purchases before February 28, 2003) will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus. The amount of the CDSC, if any, will vary depending on the number of years from time of purchase until the time of redemption, and will be calculated using the methodology described in the prospectus. A hypothetical example is provided in the prospectus for further clarification.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CBSI and are used in whole or in part by CBSI to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of the 4% commission to broker/dealers who sell Class B shares. The combination of the CDSC, the distribution, and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC may be waived on redemptions of Class B shares. The chart that follows is a restatement of the waivers found in the prospectus.

CLASS B CDSC WAIVER CHART

                       ERISA PLANS                                  NON-ERISA PLANS
                      --------------  -------------------------------------------------------------------------
                       401(a) PLAN,
    TYPE OF           401(k) PLAN OR    SUPPLEMENTAL                             IRA OR          NON-RETIREMENT
  DISTRIBUTION         403(b) PLAN      403(b) PLAN          457 PLAN         IRA ROLLOVER            PLAN
  ------------         -----------      -----------          --------         ------------            ----
Death or Disability   Waived          Waived             Waived             Waived             Waived

Over 70-1/2           Waived          Waived             Waived             Waived for         Waived for up to
                                                                            mandatory          12% of account
                                                                            distributions or   value annually
                                                                            up to 12% of       in periodic
                                                                            account value      payments
                                                                            annually in
                                                                            periodic payments

Between               Waived          Waived             Waived             Waived for Life    Waived for up to
59-1/2 and 70-1/2                                                           Expectancy or up   12% of account
                                                                            to 12% of          value annually
                                                                            account value      in periodic
                                                                            annually in        payments
                                                                            periodic payments

Under 59-1/2          Waived          Waived for         Waived for         Waived for         Waived for up to
                                      annuity payments   annuity payments   annuity payments   12% of account
                                      (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                      12% of account     12% of account     12% of account     in periodic
                                      value annually     value annually     value annually     payments
                                      in periodic        in periodic        in periodic
                                      payments           payments           payments

Loans                 Waived          Waived             N/A                N/A                N/A

Termination of        Not Waived      Not Waived         Not Waived         Not Waived         N/A
Plan

Hardships             Waived          Waived             Waived             N/A                N/A

Return of Excess      Waived          Waived             Waived             Waived             N/A


In order to ensure you receive a waiver of the CDSC on redemption of your Class B shares, you need to notify your financial representative or MEMBERS Mutual Funds that you qualify for such a waiver at the time you redeem the shares. If notice is not provided, you may not receive the waiver to which you are otherwise entitled. MEMBERS Mutual Funds may require evidence, and reserves the right to request additional documentation, to verify you are eligible for a waiver of sales charges.


SPECIAL REDEMPTIONS

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.


ADDITIONAL INVESTOR SERVICES



The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.



Systematic Investment Program



As explained in the prospectus, the Trust makes available to shareholders a systematic investment program. The investments under the program will be drawn on or about the day of the month indicated by the shareholder. Any shareholder's privilege of making investments through the systematic investment program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution. The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.



Systematic Withdrawal Program



As explained in the prospectus, the Trust makes available to shareholders a systematic withdrawal program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a systematic withdrawal program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a systematic withdrawal program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the systematic withdrawal program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to MEMBERS Mutual Funds.



Exchange Privilege and Systematic Exchange Program



As explained in the prospectus, within an account, you may exchange shares of one fund for shares of the same class of another fund, without paying any additional sales charge; however, in certain circumstances you may be charged a 2% redemption fee on the value of the shares exchanged pursuant to the fund's redemption fee policy. With the exception of the Cash Reserves Fund, only five
(5) exchanges are allowed per fund in a calendar year. If you establish a systematic exchange program , those exchanges are not included in the exchange limit policy. Class B shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.



The funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before an investor is permitted a new exchange. A fund may change its exchange policy at any time upon 60 days' notice to its shareholders. The Trust may refuse any exchange order.



As explained in the prospectus, the Trust makes available to shareholders a systematic exchange program. The Trust reserves the right to modify or discontinue the systematic exchange program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to MEMBERS Mutual Funds.



Reinstatement or Reinvestment Privilege



After fund shares have been redeemed, a shareholder has a one-time right to reinvest any part of the proceeds, subject to the minimum investment of the fund, within 90 days of the redemption, at the current net asset value. This privilege must be requested in writing when the proceeds are sent to MEMBERS Mutual Funds.



For shareholders who exercise this privilege after redeeming Class A shares, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made.



For shareholders who exercise this privilege after redeeming Class B shares and paid a contingent deferred sales change (CDSC) on the redemption, the proceeds may be reinvested in Class A shares without a sales charge in the same fund and account from which the redemption was made. The account will not be credited with the CDSC paid. If Class B shares were redeemed and no CDSC was paid, the proceeds may be reinvested in Class B shares in the same fund and account from which the redemption was made. The holding period of the shares purchased will be "aged" back to the original purchase date.



To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than five exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.



The fund may change or cancel its reinvestment policies at any time.



A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."


NET ASSET VALUE OF SHARES


The NAV per share for all classes of shares is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.








CASH RESERVES FUND


The Trustees have determined that the best method currently available for determining the NAV for the CASH RESERVES FUND is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining and NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than -1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the CASH RESERVES FUND limit its investments to instruments which the Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser. It also calls for the CASH RESERVES FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the CASH RESERVES FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.



It is the normal practice of the CASH RESERVES FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the CASH RESERVES FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the CASH RESERVES FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the CASH RESERVES FUND will tend to be lower than if the valuation were based upon market prices and estimates.


PORTFOLIO VALUATION





Securities and other investments are valued as follows. Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (NOCP)). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to the market.



Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Securities Valuation Committee shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.



The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' option, reflect the current market value are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

         (i) Dividends on the CASH RESERVES and BOND FUNDS will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

         (ii) Dividends of ordinary income from the BALANCED and HIGH INCOME FUNDS will be declared and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

         (iii) Dividends of ordinary income, if any, from the GROWTH AND INCOME, CAPITAL APPRECIATION, MID-CAP, MULTI-CAP GROWTH and INTERNATIONAL STOCK FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

         (iv) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.


Federal Tax Status of the Funds



The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.



Qualification as Regulated Investment Company



Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).



Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.



A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the fund's taxable year,
(a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses.



If for any taxable year a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such fund's available earnings and profits.



Distributions to Avoid Federal Excise Tax



A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital Loss Carryforwards



As of October 31, the following funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.



                             Carryover Expiring in:



          Fund                2006        2007         2008          2009            2010           2011
          ----                ----        ----         ----          ----            ----           ----
Bond Fund                         --                $  194,273    $        --     $   230,858   $        --
High Income Fund             $66,186    $328,128       237,390      2,053,681       2,445,850       614,259
Balanced Fund                     --          --            --                      5,493,333     6,760,762
Growth and Income Fund            --          --     1,214,946      2,865,513      11,738,982     9,713,003
Capital Appreciation Fund         --          --            --             --      19,056,782    13,979,170
Mid-Cap Fund                      --          --            --             --       1,801,181            --
Multi-Cap Growth Fund             --          --     6,238,457     10,391,144       5,728,147            --
International Stock Fund          --          --     1,887,109      3,985,467       4,881,331            --

Investments in Foreign Securities



Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund's assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.



If a fund qualifies as a regulated investment company under the Code, and if more than 50% of the fund's total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a fund makes such an election, an amount equal to the foreign income taxes paid by the fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a fund, the Trust will report to the shareholders of the fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.



If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.



Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its annual gross income.



Investments with Original Issue Discount



Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.



Options, Futures, and Swaps



A fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund's books and records when the fund acquires any option, futures contract or hedged investment.



The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.



Shareholder Taxation



The following discussion of certain federal income tax issues of shareholders of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.



Distributions



Distributions of a fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a fund's net capital gain properly designated by a fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.



At the Trust's option, the Trust may cause a fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his, her or its shares. Since the Trust expects a fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.



Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.



Buying a Dividend



An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.



Qualified Dividend Income



Individual shareholders may be eligible to treat a portion of a fund's ordinary income dividends as "qualified dividend income" that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that fund during such year. If the qualified dividend income received by a fund is equal to 95% (or a greater percentage) of the fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualified dividend income. In order to constitute qualified dividend income to the fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the fund, for federal income tax purposes, for at least 60 days during the 120-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. Little, if any, of the ordinary dividends paid by the Cash Reserves, Bond, or High Income Funds are expected to constitute qualified dividend income.



Dividends-Received Deduction



The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. If a corporation borrows to acquire shares of a fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions



A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.



In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same fund are purchased (including any purchase through a reinvestment of distributions from the fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the fund subsequently acquired.



Long-Term Capital Gains



In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.



Deduction of Capital Losses



Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.



Reports to Shareholders



The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.



Backup Withholding



The Trust may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

INDEPENDENT ACCOUNTANTS


The financial statements for fiscal year ended October 31, 2003 are incorporated herein by reference and portions are contained elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent accountants, and upon the authority of said firm as experts in accounting and auditing.



FINANCIAL STATEMENTS






The Trust's audited financial statements, including the statements of assets and liabilities, statements of operations, and statements of changes in net assets, which either accompany this SAI or have previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

                                   APPENDIX A

                              MEMBERS Mutual Funds
                       Statement of Additional Information
                                February 28, 2004

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), and/or its respective subadviser (Massachusetts Financial Services Company (MFS) in the case of the High Income Fund, Wellington Management Company, LLP (Wellington Management) in the case of the Mid-Cap and Multi-Cap Growth Funds, and Lazard Asset Management LLC (Lazard) in the case of the International Stock Fund).

A summary of the proxy voting policies and procedures for MCA, MFS, Wellington Management and Lazard are found below, and collectively constitutes the proxy voting policies and procedures of MEMBERS Mutual Funds, effective as of July 1, 2003.

OVERVIEW

Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the Fund, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interests conflict those of the Fund, and any conflict of interest will be resolved in the interest of the Fund.

MCA intends to vote proxies on behalf of the Fund in the manner designated in its Proxy Guidelines. Where sub-advisory relationships exist with respect to Fund assets, MCA currently intends to delegate its voting responsibilities such that sub-advisers will vote such proxies in accordance with their own proxy voting policies and procedures. However, MCA reserves the right to reassume the responsibility of voting proxies relative to any sub-advised account. MCA will separately maintain copies, electronically or otherwise, of the proxy voting policies and procedures of any sub-adviser to whom it has delegated such duties in accordance herewith.

In addition, although MCA reviews proxies on a case-by-case basis, it has retained Institutional Shareholder Services, Inc. ("ISS") to conduct proxy voting on MCA's behalf according to its Proxy Voting Guideline Summary ("ISS Guidelines"). To promote consistency in voting on the same or similar issues across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general MCA will give strong consideration to the ISS Guidelines in determining particular proxy votes. MCA anticipates that generally, proxies will be voted in accordance with the recommendations set forth in the ISS Guidelines. However, MCA reserves the right in all cases to substitute its own recommendation for the recommendation of ISS. MCA has a process to ensure that proxy vote recommendations contrary to ISS Guidelines are handled in a manner consistent with MCA's fiduciary obligations to its clients.

MCA will generally strive for consistency in the application of its Proxy Guidelines. However, the Proxy Guidelines referenced herein, and the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to its Proxy Guidelines, such as when it becomes aware of proxy items that may be company-specific or of a non-routine nature and that may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.

CERTAIN VOTING CONSIDERATIONS

In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in what it believes are the shareholders' best interests. Thus, there may be, in MCA's view, certain circumstances under which it may be appropriate to vote against a particular issuer's management's recommendations.

As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals that may result in different voting positions being taken with respect to different proxy statements. MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.

MONITORING SYSTEM

MCA has established a process for monitoring the proxy voting process to ensure that it is followed in accordance with its Proxy Guidelines, which process is described more fully therein.

CONFLICTS

Occasions may arise when a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. Conflicts of interest will be resolved in the interest of the investments on behalf of the Fund. Any individual with knowledge of a personal conflict of interest relating to a particular item shall disclose that conflict to MCA and shall otherwise remove himself or herself from the proxy voting process. In such circumstance, MCA has established a process, more fully described in its Proxy Guidelines, to allow it to determine whether a conflict of interest in fact exists, a process for resolution of conflicts, and a reporting process covering the resolution of the conflict or potential conflict. In the case of a conflict, conflicts reports prepared by MCA designated personnel will include written confirmation that recommendations were made solely on the investment merits and without regard to any other consideration. The above processes are more fully described in MCA's Proxy Guidelines.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply: an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse; implement or renew a dead-hand or modified dead-hand poison pill; ignore a shareholder proposal that is approved by a majority of the shares outstanding; ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; failed to act on takeover offers where the majority of the shareholders tendered their shares; are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees; are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: Designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following: Dilution to existing shareholders' position; terms of the offer; financial issues; management's efforts to pursue other alternatives; control issues; conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: The reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model; adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: Percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: Prospects of the combined company, anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure; conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review:
Dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes; changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: Prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: it is intended for financing purposes with minimal or no dilution to current shareholders; it is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: More simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: Adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index); cash compensation; and categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: historic trading patterns; rationale for the repricing; value-for-value exchange; option vesting; term of the option; exercise price; participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: purchase price is at least 85 percent of fair market value; offering period is 27 months or less; and potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply: purchase price is less than 85 percent of fair market value; or offering period is greater than 27 months; or VPD is greater than ten percent.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account: Whether the proposal mandates that all awards be performance-based; whether the proposal extends beyond executive awards to those of lower-ranking employees; whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: the parachute should be less attractive than an ongoing employment opportunity with the firm; the triggering mechanism should be beyond the control of management; the amount should not exceed three times base salary plus guaranteed benefits.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products); the availability and feasibility of alternatives to animal testing to ensure product safety; and the degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: The company has already published a set of animal welfare standards and monitors compliance; the company's standards are comparable to or better than those of peer firms; and there are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: Whether the proposal focuses on a specific drug and region; whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness; the extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending; whether the company already limits price increases of its products; whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; the extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: the costs and feasibility of labeling and/or phasing out; the nature of the company's business and the proportion of it affected by the proposal; the proportion of company sales in markets requiring labeling or GMO-free products; the extent that peer companies label or have eliminated GMOs; competitive benefits, such as expected increases in consumer demand for the company's products; the risks of misleading consumers without federally mandated, standardized labeling; alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account: The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution; the extent that peer companies have eliminated GMOs; the extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs; the percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices; whether the company has adequately disclosed the financial risks of its subprime business; whether the company has been subject to violations of lending laws or serious lending controversies; peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke: Whether the company complies with all local ordinances and regulations; the degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; the risk of any health-related liabilities.

Advertising to youth: Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company's business affected; the economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses: the percentage of the company's business affected; the feasibility of a spinoff; potential future liabilities related to the company's tobacco business.

Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports; whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and the current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account: The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; environmentally conscious practices of peer companies, including endorsement of CERES; costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if: The company's level of disclosure lags that of its competitors, or the company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are recycling; the timetable prescribed by the proposal; the costs and methods of implementation; whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are switching from fossil fuels to cleaner sources; the timetable and specific action prescribed by the proposal; the costs of implementation; the company's initiatives to address climate change.

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of: The relevance of the issue to be linked to pay; the degree that social performance is already included in the company's pay structure and disclosed; the degree that social performance is used by peer companies in setting pay; violations or complaints filed against the company relating to the particular social performance measure; artificial limits sought by the proposal, such as freezing or capping executive pay; independence of the compensation committee; current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: The company is in compliance with laws governing corporate political activities, and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless: There are serious controversies surrounding the company's China operations, and the company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: The nature and amount of company business in that country; the company's workplace code of conduct; proprietary and confidential information involved; company compliance with U.S. regulations on investing in the country; level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; agreements with foreign suppliers to meet certain workplace standards; whether company and vendor facilities are monitored and how; company participation in fair labor organizations; type of business; proportion of business conducted overseas; countries of operation with known human rights abuses; whether the company has been recently involved in significant labor and human rights controversies or violations; peer company standards and practices; union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: The company does not operate in countries with significant human rights violations: he company has no recent human rights controversies or violations, or the company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: Company compliance with or violations of the Fair Employment Act of 1989; company antidiscrimination policies that already exceed the legal requirements; the cost and feasibility of adopting all nine principles; the cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles); the potential for charges of reverse discrimination; the potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted; the level of the company's investment in Northern Ireland; the number of company employees in Northern Ireland; the degree that industry peers have adopted the MacBride Principles; applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: whether the company has in the past manufactured landmine components; whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account: What weapons classifications the proponent views as cluster bombs; whether the company currently or in the past has manufactured cluster bombs or their components; the percentage of revenue derived from cluster bomb manufacture; whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: The information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless: The board composition is reasonably inclusive in relation to companies of similar size and business or; the board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: The degree of board diversity; comparison with peer companies; established process for improving board diversity; existence of independent nominating committee; use of outside search firm; history of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: The company has well-documented equal opportunity programs; the company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: The composition of senior management and the board is fairly inclusive; the company has well-documented programs addressing diversity initiatives and leadership development; the company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: Whether the company's EEO policy is already in compliance with federal, state and local laws; whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees; the industry norm for including sexual orientation in EEO statements; existing policies in place to prevent workplace discrimination based on sexual orientation.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: Board structure; director independence and qualifications; attendance at board and committee meetings.

Votes should be withheld from directors who: Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent; ignore a shareholder proposal that is approved by a majority of shares outstanding; ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: Past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism, board activity; votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: Past performance relative to its peers; market in which fund invests; measures taken by the board to address the issues; past shareholder activism, board activity, and votes on related proposals; strategy of the incumbents versus the dissidents; independence of directors; experience and skills of director candidates; governance profile of the company; evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: Proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance compared to peers; resulting fees relative to peers; assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: Stated specific financing purpose; possible dilution for common shares; whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
The fund's target investments; the reasons given by the fund for the change; the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: Political/economic changes in the target market; consolidation in the target market; current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors: Potential competitiveness; current and potential returns; risk of concentration; consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Strategies employed to salvage the company; the fund's past performance; terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; the state of incorporation; regulatory standards and implications.

Vote AGAINST any of the following changes: Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series; removal of shareholder approval requirement for amendments to the new declaration of trust; removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act; allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares; removal of shareholder approval requirement to engage in and terminate subadvisory arrangements' removal of shareholder approval requirement to change the domicile of the fund.

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: Regulations of both states; required fundamental policies of both states; increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Fees charged to comparably sized funds with similar objectives; the proposed distributor's reputation and past performance; the competitiveness of the fund in the industry; terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: Resulting fee structure; performance of both funds; continuity of management personnel; changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: Performance of the fund's NAV; the fund's history of shareholder relations; the performance of other funds under the advisor's management.

                           LAZARD ASSET MANAGEMENT LLC

                              PROXY VOTING POLICIES

A. INTRODUCTION

As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy. Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. ADMINISTRATION AND IMPLEMENTATION OF PROXY VOTING PROCESS

Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. TYPES OF PROPOSALS

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. CONFLICTS OF INTEREST

Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

E. HOW TO OBTAIN INFORMATION

A copy of Lazard's Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard's Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a Separately Managed Account program, you should contact your financial advisor, who will be able to obtain the information for you.

DATED AS OF JULY 1, 2003

                       WELLINGTON MANAGEMENT COMPANY, LLP

           PROXY VOTING POLICIES AND PROCEDURES AND VOTING GUIDELINES

INTRODUCTION

Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

     1. Takes responsibility for voting client proxies only upon a client's written request.

     2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

     3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

     4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

     6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     8. Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

PROXY VOTING GUIDELINES

INTRODUCTION

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

  -  Election of Directors:                                       For

  -  Repeal Classified Board (SP):                                For

  -  Adopt Director Tenure/Retirement Age (SP):                   Against

  -  Minimum Stock Ownership by Directors (SP):                   Case-by-Case

  -  Adopt Director & Officer Indemnification:                    For

  -  Allow Special Interest Representation to Board (SP):         Against

  -  Require Board Independence (SP):                             For

  -  Require Board Committees to be Independent (SP):             For

  -  Require a Separation of Chair and CEO or Require a Lead      Case-by-Case
     Director (SP):

  -  Boards not Amending Policies That are Supported by a         Withhold vote*
     Majority Of Shareholders:

          *on all Directors seeking election the following year.

  -  Approve Directors' Fees:                                     For

  -  Approve Bonuses for Retiring Directors:                      For

  -  Elect Supervisory Board/Corporate Assembly:                  For

MANAGEMENT COMPENSATION

  -  Adopt/Amend Stock Option Plans:                              Case-by-Case

  -  Adopt/Amend Employee Stock Purchase Plans:                   For

  -  Eliminate Golden Parachutes (SP):                            For

  -  Expense Future Stock Options (SP):                           For

  -  Shareholder Approval of All Stock Option Plans (SP):         For

  -  Shareholder Approval of Future Severance Agreements          For
     Covering Senior Executives (SP):

  -  Recommend Senior Executives Own and Hold Company             For
     Stock, not Including Options (SP):

  -  Disclose All Executive Compensation (SP):                    For

REPORTING OF RESULTS

  -  Approve Financial Statements:                                For

  -  Set Dividends and Allocate Profits:                          For

  -  Limit Non-Audit Services Provided by Auditors (SP):          For

  -  Ratify Selection of Auditors and Set Their Fees:             For

  -  Elect Statutory Auditors:                                    For

SHAREHOLDER VOTING RIGHTS

  -  Adopt Cumulative Voting (SP):                                Against

  -  Redeem or Vote on Poison Pill (SP):                          For

  -  Authorize Blank Check Preferred Stock:                       Against

  -  Eliminate Right to Call a Special Meeting:                   Against

  -  Increase Supermajority Vote Requirement:                     Against

  -  Adopt Anti-Greenmail Provision:                              For

  -  Restore Preemptive Rights:                                   Case-by-Case

  -  Adopt Confidential Voting (SP):                              For

  -  Approve Unequal Voting Rights:                               Against

  -  Remove Right to Act by Written Consent:                      Against

  -  Approve Binding Shareholder Proposals:                       Case-by-Case

CAPITAL STRUCTURE

  -  Increase Authorized Common Stock:                            Case-by-Case

  -  Approve Merger or Acquisition:                               Case-by-Case

  -  Approve Technical Amendments to Charter:                     Case-by-Case

  -  Opt Out of State Takeover Statutes:                          For

  -  Consider Non-Financial Effects of Mergers:                   Against

  -  Authorize Share Repurchase:                                  For

  -  Authorize Trade in Company Stock:                            For

  -  Issue Debt Instruments:                                      For

SOCIAL ISSUES

  -  Endorse the Ceres Principles (SP):                           Case-by-Case

  -  Disclose Political and PAC Gifts (SP):                       For

  -  Require Adoption of International Labor Organization's       Case-by-Case
     Fair Labor Principles (SP):

MISCELLANEOUS

  -  Approve Other Business:                                      Abstain

  -  Approve Reincorporation:                                     Case-by-Case

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY, MFS Institutional Advisors, Inc., and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

These policies and procedures include:

     -    Voting Guidelines;

     -    Review, Recommendation and Voting Procedures;

     -    Monitoring System;

     -    Records Retention and Reports.

VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients' investments in the subject company, without regard to any of MFS' corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines, which are summarized below, provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients' long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock issued at a discount to fair market value is the subject of a shareholder vote, MFS will strongly consider voting against its use.

MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders. As a general guideline, MFS tends to vote against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

"Golden Parachutes"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS generally votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage (e.g., 200%) of such officer's annual compensation.

Anti-Takeover Measures

Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal that protects managements from action by shareholders is voted against.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS generally opposes the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

Dilution

Reasons for issuance of stock are many and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

In many cases, the unexplained authorization for common or preferred stock could work as a potential anti-takeover device, again a reason to vote against the authorization.

Confidential Voting

MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of the audit committee of a board of directors, MFS generally supports proposals that would require that the audit committee be comprised entirely of directors who are deemed "independent" of the company.

Best Practices Standards

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS support these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS generally will support the enhanced standards of corporate governance so long as we believe that-- within the circumstances of the environment within which the issuers operate -- it is consistent with the best long-term economic interests of our clients.

Foreign Issuers - Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In cases of companies governed by countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, highly material vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with its policies and procedures.

REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1. GATHERING PROXIES

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

2. ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)7 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3. VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward

---------------------
1 Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

                  (i) Termination Letter effective December 9, 2002 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

(d)(6) Investment Sub-Advisory Agreement with IAI International Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7) Letter agreement between MEMBERS Capital Advisors, Inc. and IAI International Limited dated October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(8) Investment Sub-Advisory Agreement with Lazard Asset Management incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(9) Investment Sub-Advisory Agreement with Lazard Asset Management effective October 31, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(d)(10) Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective May 1, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 24, 2003.

(d)(11) Letter dated January 26, 2001 amending Investment Sub-Advisory Agreement between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(d)(12) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(d)(13) Letter Agreement between MEMBERS Mutual Funds and MEMBERS Capital Advisors, Inc. effective January 29, 2002, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(g)(4) Amendment to Custody Agreement with State Street Bank and Trust Company effective March 14, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective October 30, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(h)(4) Transfer Agency and Service Agreement between MEMBERS Mutual Funds and State Street Bank and Trust Company effective November 20, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 28, 2002.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(i)(1) (i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(i)(2) Opinion and Consent of Sutherland, Asbill & Brennan LLP, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(j)      CONSENT OF PRICEWATERHOUSECOOPERS LLP

(k)      N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2) Subscription Agreement with CUNA Mutual Life Insurance Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4) Subscription Agreement with CUMIS Insurance Society, Inc. dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(l)(5) Subscription Agreement with CUNA Mutual Life Insurance Company dated February 19, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2001.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(n) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000, incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 15, 2000.

(p)(3) Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(p)(4) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(q)      POWERS OF ATTORNEY

Item 24.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                                   Appendix D

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of November 7, 2003

CUNA Mutual Insurance Society
Business:  Life, Health & Disability Insurance
May 20, 1935*
State of domicile:  Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business:  Holding Company
         October 15, 1972*
         State of domicile:  Wisconsin

CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile:  Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1)      Credit Union Mutual Insurance Society New
                                      Zealand Ltd.
                                    Business:  Fidelity Bond Coverage
                                    November 1, 1990*
                                    Country of domicile:  New Zealand
                                    Incorporated in New Zealand on November
                                      25, 1977
                                    Purchased from New Zealand League on
                                      November 1, 1990

                  b.       CUNA Brokerage Services, Inc.
                           Business:  Brokerage
                           July 19, 1985*
                           State of domicile:  Wisconsin

                  c.       CUNA Mutual General Agency of Texas, Inc.
                           Business:  Managing General Agent
                           August 14, 1991*
                           State of domicile:  Texas

                  d.       MEMBERS Life Insurance Company
                           Business:  Credit Disability/Life/Health

                           February 27, 1976*
                           State of domicile:  Wisconsin
                           Formerly CUMIS Life & CUDIS

                  e.       International Commons, Inc.
                           Business:  Special Events
                           January 13, 1981*
                           State of domicile:  Wisconsin

                  f.       CUNA Mutual Mortgage Corporation
                           Business:  Mortgage Servicing
                           November 20, 1978* Incorporated
                           December 1, 1995 Wholly Owned
                           State of domicile:  Wisconsin

                  g.       CUNA Mutual Insurance Agency, Inc.
                           Business:  Leasing/Brokerage
                           March 1, 1974*
                           State of domicile:  Wisconsin
                           Formerly CMCI Corporation

                  h.       Stewart Associates Incorporated
                           Business:  Insurance Agency for Credit Insurance,
                             Collateral Protection,
                           Mechanical Breakdown
                           March 6, 1998
                           State of domicile:  Wisconsin

                  i.       CMG Mortgage Assurance Company
                           Formerly Investors Equity Insurance Company, Inc.
                           Business:  Private Mortgage Insurance
                           50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Company Incorporated in California on March 3, 1969
                           Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

                  j.       CUNA Mutual Business Services, Inc.
                           Business:  Financial Services
                           Incorporated April 22, 1974
                           Wholly owned March 6, 2000
                           State of domicile:  Wisconsin

                  CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                           (1) CUNA Mutual Insurance Agency of Alabama, Inc.

                                    Business:  Property & Casualty Agency
                                    May 27, 1993
                                    State of domicile:  Alabama

                           (2) CUNA Mutual Insurance Agency of New Mexico, Inc.
                                    Business: Brokerage of Corporate & Personal
                                      Lines
                                    June 10, 1993*
                                    State of domicile:  New Mexico

                           (3) CUNA Mutual Insurance Agency of Hawaii, Inc.
                                    Business:  Property & Casualty Agency
                                    June 10, 1993*
                                    State of domicile:  Hawaii

                           (4) CUNA Mutual Casualty Insurance Agency of
                                    Mississippi, Inc.
                                    Business:  Property & Casualty Agency
                                    June 24, 1993*
                                    State of domicile:  Mississippi

                           (5) CUNA Mutual Insurance Agency of Kentucky, Inc.
                                    Business: Brokerage of Corporate & Personal
                                      Lines
                                    October 5, 1994*
                                    State of domicile:  Kentucky

                           (6) CUNA Mutual Insurance Agency of Massachusetts,
                                    Inc.
                                    Business: Brokerage of Corporate & Personal
                                      Lines
                                    January 27, 1995*
                                    State of domicile:  Massachusetts

                           (7)      CUNA Mutual Insurance Agency of Texas, Inc.
                                    Business:  Property and Casualty Coverage
                                    September 5, 1973
                                    State of Domicile:  Texas

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18, 1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile: Trinidad and Tobago

4.       CUNA Caribbean Insurance Services Limited
         Business:  Consultants, Advisors and Managers for Insurance & Pension
            Plans

         Incorporated November 26, 1991
         Country of domicile: Trinidad and Tobago

5.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

                  (1)      CUNA Mutual Life Australia, Ltd.
                           Business:  Life Insurance
                           October 15, 1999
                           Country of domicile:  Australia

6.       CUNA Mutual Group, Limited
         Business:  Brokerage
         May 27, 1998
         Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C.U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

2.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society
         December 31, 1991

         The CUMIS Group Limited is the 100% owner of the following companies:

                  a.       CUMIS Life Insurance Company
                           Business:  Creditor Group, Individual Life and
                             Disability Insurance
                           January 1, 1977
                           Country of domicile:  Canada

                  b.       CUMIS General Insurance Company
                           Business:  Property & Casualty Insurance
                           July 1, 1980
                           Country of domicile:  Canada

                  c.       MemberCARE Financial Services Limited
                           Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial
                           Services Program
                           August 1, 1993
                           Country of domicile:  Canada

                  d.       MemberCARE Financial Services Partnership
                           Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company. January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%. Country of domicile: Canada

                  e.       Canadian Northern Shield Insurance Company Business:
                           Property & Casualty Insurance
                           February 1, 1985
                           Country of domicile:  British Columbia, Canada

                  f.       CUMIS Services Limited
                           Business:  Acquisitions and Insurance Agency
                           Management Services
                           June 1, 2000
                           Country of domicile:  Canada

                  g.       WESTCU Insurance Services Limited
                           Business:  Insurance Agency Management
                           June 21, 2000
                           Country of domicile:  Westminster, Canada

3.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

4.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value owned by CUNA Mutual Insurance Agency, Inc. DUE to Ohio regulations, CUNA Mutual Insurance Agency, Inc. Holds no voting stock in this corporation. June 14, 1993

5.       CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
         Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         April 14, 1994

6.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

7.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

8.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

9.       Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

10. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

         CUNA Mutual Australia Limited is the 100% owner of the following companies:

                  a. CUNA Mutual Insurance Brokers Pty Limited (formerly NCUIS Insurance Brokers Pty Limited)
                           Business: Provides Insurance Brokerage Capability

                  b. CUNA Mutual Underwriting (Agencies) Pty Limited (formerly NCUIS Underwriting (Agencies) Pty Limited), which itself is a wholly-owned subsidiary of CUNA Mutual Insurance Brokers Pty Limited
                           Business:  Provides Insurance Brokerage Capability

                  c. CUNA Mutual Technology Services Australia Pty Limited (formerly Direct Insurance Network International Pty Limited)
                           Business: Provides Technology Solutions in Support of Our Insurance Operations

11.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

1.       "Sofia LTD." (Ukraine)
         99.96% ownership by CUNA Mutual Insurance Society
         .04% ownership by CUMIS Insurance Society, Inc.
         March 6, 1996

2.       `FORTRESS' (Ukraine)
         80% ownership by "Sofia LTD."
         19% ownership by The Ukrainian National Association of Savings and Credit Unions
         1% ownership by Service Center by UNASCU
         September 25, 1996

3.       MEMBERS Development Company LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Credit Unions & CUSOs September 24, 1999

4.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society
         33.3% ownership by CUNA & Affiliates
         33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.       HRValue Group LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Leagues & League Service Organizations
         December 1, 2000

6.       Lending Call Center Services, LLC
         Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
         Incorporated June 24, 2002
         Owned by a sole Class A Owner - APPRO Systems, Inc.
         Owned by a sole Class B Owner - CUNA Mutual Investment Corporation

Affiliated (Nonstock)

1.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

2.       CUNA Mutual Life Insurance Company
         July 1, 1990

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End:  December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds

2.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         March 9, 1995

3.       CMIA Wisconsin, Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

4.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business:  Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile:  Connecticut

         League Insurance Agency is the 100% owner of the following subsidiary:

                  a.       Member Protection Insurance Plans
                           Business:  Insurance Agency

                           Incorporated on August 21, 1991
                           Acquired on August 31, 2000
                           State of domicile:  Connecticut

Item 25.  Indemnification

         Currently under Delaware law, business trusts organized in Delaware are now reformed to as "statutory trusts". As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration of Trust"). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "DSTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS               POSITION HELD
Michael S. Daubs           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     President
Madison, WI 53705          1982-Present

                           Director
                           1995-Present

                           CUNA Mutual Insurance Society
                           Chief Officer - Investments
                           1990-Present

                           CUNA Mutual Life Insurance Company
                           Chief Officer - Investments
                           1973-Present

Lawrence R. Halverson      MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President, Equities
Madison, WI 53705          1996-Present

                           Vice President
                           1988-1996

                           Secretary
                           1992 - 1999

                           CUNA Brokerage Services, Inc.
                           President
                           1996-1998

                           Director
                           1996-2002

Joyce A. Harris            MEMBERS Capital Advisors, Inc.
PO Box 7130                Director and Chair
Madison, WI  53707         1992 - Present

                           Heartland Credit Union
                           Retired, President and Chief Executive Officer
                           1978- 2002

James C. Hickman           MEMBERS Capital Advisors, Inc.
975 University Avenue      Director
Madison, WI 53706          1992 - Present

                           University of Wisconsin
                           Professor
                           1972 - Present

Mary E. Hoffmann           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Secretary and Treasurer
Madison, WI 53705          2000 - Present

                           Assistant Vice President - Finance & Operations
                           2001 - Present

Michael B. Kitchen         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Director
Madison, WI 53705          1995 - Present

                           CUNA Mutual Insurance Society
                           President and Chief Executive Officer
                           1995 - Present

                           CUNA Mutual Life Insurance Company
                           President and Chief Executive Officer
                           1995 - Present

Scott D. Knapp             MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Vice President - Marketing & Client Services
Madison, WI  53705         2003 - Present

Tracy K. Lien              MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Assistant Secretary
Madison, WI 53705          1999 - Present

George A. Nelson           MEMBERS Capital Advisors, Inc.
PO Box 44965               Director and Vice Chair
Madison, WI 53744          1992 - Present

                           Evening Telegram Co. - WISC-TV
                           Executive Vice President
                           1982 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

         (b)      Officers and Directors of CUNA Brokerage.


  Name and Principal     Positions and Offices                       Positions and Offices
   Business Address       With the Underwriter                           With Registrant
----------------------  ------------------------  --------------------------------------------------------------
Grael B. Barker         Director                  None

Dennis J. Godfrey       Chairman                  None

Katherine I. Grete**    Assistant Treasurer       Business Finance Team
                                                  Financial Analysis Manager

Timothy S. Halevan**    Chief Compliance Officer  Vice President - Chief Compliance Officer

John W. Henry*          Director & Vice Chairman  Senior Vice President - Members Solutions Group

Christine M. Anderson*  Secretary & Treasurer     Forecasting & Planning Vice President, Finance

Kevin T. Lentz*         Director                  Senior Vice President - Members Solutions Group

Tracy K. Lien*          Assistant Secretary       Recording Secretary/Technical Writer

Marcia L. Martin**      President                 President
                                                  CUNA Brokerage Services, Inc.

Faye A. Patzner*        Chief Officer - Legal     Chief Officer - Legal

Gloria Wallace**        Assistant Vice President  Assistant Vice President - Brokerage Operations & Ad. Services

Mark T. Warshauer*      Director                  Senior Vice President

Mark K. Willson*        Assistant Secretary       Assistant Vice President - Associate General Counsel


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       MEMBERS Capital Advisors, Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       Boston Financial Data Services
                  66 Brooks Drive
                  Braintree, MA 02184

         d.       State Street Bank & Trust Company
                  801 Pennsylvania
                  Kansas City, MO 64105

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of February 17, 2004.

                              MEMBERS Mutual Funds

                          By: /s/Lawrence R. Halverson
                              --------------------------------------------
                              Lawrence R. Halverson
                              Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.


                SIGNATURES AND TITLE                     DATE
/s/Holly S. Baggot                                 February 17, 2004
------------------------------------------------   ------------------
Holly S. Baggot, Secretary & Assistant Treasurer

/s/Rolf F. Bjelland                                February 27, 2004
------------------------------------------------   ------------------
Rolf F. Bjelland, Trustee

/s/ Gwendolyn M. Boeke*                            February 27, 2004
------------------------------------------------   ------------------
Gwendolyn M. Boeke, Trustee

/s/Michael S. Daubs                                February 17, 2004
------------------------------------------------   ------------------
Michael S. Daubs, Trustee and Chairman

/s/ Alfred L. Disrud*                              February 27, 2004
------------------------------------------------   ------------------
Alfred L. Disrud, Trustee

/s/Lawrence R. Halverson                           February 17, 2004
------------------------------------------------   ------------------
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

/s/Mary E. Hoffmann                                February 17, 2004
------------------------------------------------   ------------------
Mary E. Hoffmann, Treasurer

/s/Dan P. Owens                                    February 17, 2004
------------------------------------------------   ------------------
Dan P. Owens, Assistant Treasurer

/s/Margaret Gallardo-Cortez                        February 17, 2004
------------------------------------------------   ------------------
Margaret Gallardo-Cortez, Attorney-in-Fact

/s/ Thomas C. Watt*                                February 27, 2004
------------------------------------------------   ------------------
Thomas C. Watt, Trustee


*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number                                  Description
(j)        CONSENT OF PRICEWATERHOUSECOOPERS LLP.

(q)        Powers of Attorney